Exhibit 13.1

Discover the power of one-minute news

NEWSBEAT SOCIAL FILES FOR IPO UNDER REG A+ WITH PLANS TO LIST ON NASDAQ

NewsBeat Social is the first company with a monthly reach of 59 million people on Facebook to file for an IPO under SEC’s newly amended Regulation A

New York, NY—March 4, 2016—NewsBeat Social—the video-first news agency that gathers news from around the world and delivers premium, objective one-minute news reports across social media—announced its filing for a Regulation A+ IPO. With a unique monthly reach of 59 million users on Facebook as of December 2015, NewsBeat Social is the first company filing for a Regulation A+ IPO with access to a large pool of potential public investors who are already part of its monthly audience.

The company plans to list its common stock on The NASDAQ Capital Market under the symbol “NEWZ” following the offering. The offering will be conducted on a best efforts basis by WR Hambrecht + Co as the sole underwriter.

“NewsBeat Social is re-inventing news at a time when consumers, advertisers and the industry are eager for change,” said Reese Schonfeld, co-founder of CNN and the Food Network, and NewsBeat Social advisory board member. “Providing informed news, and delivering it via social media with an optimized consumer experience built for mobile, the company is building an approach to news that meets the expectations of today's on- the-go, globally-minded news audiences.”

“This is a really exciting moment that marks a new phase of our growth,” said NewsBeat Social President Geoff Campbell. “Giving our viewers a chance to participate in our IPO cuts to the core of our mission of maintaining an independent and transparent newsroom, while allowing them to benefit from our growth."

NewsBeat Social's rapid rise as a leader in social media-delivered video news has been powered by its news coverage of world events, politics, science, technology, business, health, nature, culture and trends in one-minute videos presented by a team of diverse news anchors.

NewsBeat Social has produced over 30,000 video news reports, which have garnered over 8 billion lifetime impressions and over 423 million views by people in 236 countries around the world, and have drawn nearly 3 million fans on Facebook.

“NewsBeat Social's objective one-minute news begins with the consumer’s perspective and experience,” said Peter Shea, owner of Entrepreneur Media and one of the seed investors in the company. “By looking at where consumers are consuming news, and how they want to consume it, NewsBeat Social is creating a new type of news that’s going to have a transformative effect on the industry.”

“Truthfulness, accuracy and objectivity—these are the core values of journalism and NewsBeat Social gets that,” said Victoria Pope, a NewsBeat Social advisory board member and Smithsonian Journeys editor-in-chief. “It also gets the importance of delivering the news in a cutting-edge way: through the platforms and social media that connect the world.”

NewsBeat Social was launched by founder and CEO Stanley W. Fields in 2013. The company’s leadership team includes Campbell, a former digital media executive for DISH Network and Sony who also previously worked at the Boston Consulting Group; CMO Mary Nickerson, a former marketing executive at Toyota and director at GM Hughes Electronics; CFO Myron Landin, an expert in advising publicly traded companies and formerly CFO of Eagle Intercommunications; and COO and co-founder Tyler Peterson, who previously founded and led Pod27, a mobile tool for film production.

The amendments to Regulation A known as “Regulation A+” were adopted by the SEC in March 2015 and became effective in June 2015. Regulation A+ is designed to “assist smaller companies with capital formation and provide public investors with additional protections” by providing amended regulations for companies raising funds in the public market, according to a SEC announcement.

For more information on the NewsBeat Social Regulation A+ IPO, visit www.newsbeatsocial.com/IPO.

* * *

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, objective one-minute news reports across social media. NewsBeat Social’s news reports cover world events, politics, science, technology, business, health, nature, culture and trends. NewsBeat Social has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NewsBeat Social is gathering and delivering news to today’s time-pressed, mobile-focused audiences around the world.

WR Hambrecht + Co focuses on raising growth capital for a variety of different enterprises. Like its predecessor firm, Hambrecht & Quist, WRH+Co seeks to identify high prospects growth-stage companies, and then enable access to the capital necessary to fund development, marketing and infrastructure so that these companies can achieve their full potential. WRH+Co’s Regulation A+ strategy is a continuation of Bill Hambrecht’s legacy of conducting small public offerings for what were once considered high-risk start-ups that are now household names and Fortune 500 companies.

The offering is being made only by means of an offering circular. An offering statement on Form 1-A relating to these securities has been filed with the Securities and Exchange Commission but has not yet become qualified. You may obtain a copy of the most recent version of the preliminary offering circular with the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm. These securities may not be sold nor may offers to buy be accepted prior to the time the offering statement is qualified. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

No money or other consideration is being solicited in connection this press release, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind.

Contact: Kaitlyn Kurosky HIGH10 MEDIA 212 918 2040 kaitlyn@high10media.com

NEWSBEAT SOCIAL WEBSITE PAGES RELATING TO THE OFFERING

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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NewsBeat Social

Tyler

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CROWD-FINANCED

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Tigers Declared 'Functionally Extinct' in Cambodia, Country Approves Reintroduction Plan

04/07/16 3:49 PM PST

On April 6, the World Wildlife Fund said, "There are no longer any breeding populations of tigers left in Cambodia," and the government plans the first transnational tiger reintroduction

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Copyright © 2016 NewsBeat Social, Inc.

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IPO.NEWSBEATSOCIAL.COM

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You are now an official NBS Prospective Investor.
Register your interest with WR Hambrecht + Co. Early registration will ensure that you receive important and timely information about the offering and your participation in the IPO.
Visit WR Hambrecht + Co
Once the offering statement is qualified and assuming you meet all eligibility requirements, WR Hambrecht + Co will notify you when you will be able to invest in the IPO.
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IPO.NEWSBEATSOCIAL.COM (CONTINUED – SINGLE PAGE)

NewsBeat By The Numbers
8
423
2.8
30,000
50
< $100
Investment Thesis
" The big opportunity for the News industry in the next 5 to 10 years is to increase its market size 100X and drop prices by 10X...become larger and much more important in the process. "
-Marc Andreessen, Wired (2014)
Like the music industry before it, the $174B global news industry is going through a disruptive digital transition. NBS is a high growth, high engagement, low cost news agency, targeting Millennials who live on social media through their mobile devices. NBS can lead this market transition by:
1. Scaling news gathering, including our "Uber-like" model for journalists
2. Expanding distribution to more social channels such as Snapchat and WhatsApp
3. Launching our premium subscription app
Roadmap to NASDAQ
SEC FILING
PRE-QUALIFICATION
INVESTMENT
LISTING
By investing in NewsBeat Social, you will own common shares of the company. You will be able to trade those shares on NASDAQ if we are successful with completing our offering.
Questions?
Visit the NBS Help Center to read the FAQ or ask us a question.
NewsBeat Social
Help Center

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April 8, 2016

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Kaitlyn Kurosky
Director / High 10 Media
kaitlyn@high10media.com
high10media.com

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Why We're Using an IPO to Access Growth Capital

Geoff Campbell
March 31, 2016

Until recently, the idea of accessing equity growth capital without going to venture capital providers was only hypothetical. VC backing was virtually a necessity. They were the only game in town that had the large amounts of capital, important relationships, experience, and ability to assess growth plans and valuations necessary to move a company beyond its early stages. When it… Continue reading

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Why We're Using an IPO to Access Growth Capital

Geoff Campbell
March 31, 2016

Until recently, the idea of accessing equity growth capital without going to venture capital providers was only hypothetical. VC backing was virtually a necessity. They were the only game in town that had the large amounts of capital, important relationships, experience, and ability to assess growth plans and valuations necessary to move a company beyond its early stages.

When it came time for us to move beyond our early stage, NewsBeat Social had to decide between a traditional VC-backed approach and the newer, and less traveled, route of a Regulation A+ IPO under the SEC's new rules. Making this decision, we were challenged to think hard about the objectives of this fundraising, the pros and cons of these new rules, and how our choices about financing would ultimately affect how our news agency operates.

There are a lot of good reasons to choose a Reg A+ IPO, not least of which is the ability to retain a larger amount of control over your business after the investments come in. But, as important as these considerations are, it wasn't clear to us that they outweighed the value a VC brings to the table.

Thinking through the decision, we looked more closely at the core values of our business. As a next generation news agency, we embraced the fact that innovation would lie at the heart of what we do. But as a news company, we knew it would be transparency, fairness and accuracy that would help us build the kind of trust with our audiences that would allow us to thrive.

There's a strong element of transparency in the IPO process, and in being a public company. For many companies, the idea of opening its books to the public and to regulators is a necessary if unpleasant dose of medicine-taking. But as an emerging news organization, it's something we court. We need not only to communicate but also continuously demonstrate transparency to our audiences.

Copyright © 2016 NewsBeat Social, Inc.

Press | Careers | Contact | Support | Terms of Use | Privacy Policy | Legal Legend

But that's not enough. NewsBeat Social was founded on the belief that large swaths of the public have been disenfranchised by traditional news formats which today are ill-suited to the needs of busy people living fast-paced, interconnected lives. In the 21st century, a news organization that requires an audience member to adapt his or her life to its format has failed its mission. If the news organization demands attention rather than attracting it, or cannot make do with the few precious moments people can spare each day, then, again, it's failed its mission.

This is what we realized as we thought through the Reg A+ IPO funding path: Bringing people to the news is no longer the critical mission of the news industry. It's the other way round. Our job is to bring the news to people, wherever they may be, and however each individual audience member may prefer to consume it.

As we evaluated the funding options available to us, it became clear that given our mission and the basis for which we founded the Company, who better to support our vision than those who directly benefit from it and appreciate firsthand the differentiation of our model. Unlike a traditional growth equity fundraising, a Reg. A+ IPO process would be inherently inclusive of those who continue to drive our success and validate our view on what a news agency should be. It would also mean than when afforded the opportunity to participate in growth of our company, our audiences could have a part in what we do and how we do it.

Thinking of a news audience in this way—not as a passive spectator but as an active participant—presents profound and exciting ideas about the future of news. But to say that we've been responsible for creating these ideas would be inaccurate. Rather, the sea-change in how the individual and the corporate entity (in the broadest sense of that term) relate to each other, brought about by the harnessing of the power of the crowd, is what's precipitating this opportunity for change.

As we proceed, we're learning more and more about the opportunities inherent in the Reg A+ IPO process. During this process, we've taken home many lessons about our company, our audience and our industry. While the Reg A+ process may not be right for every company (or even for many), we believe the process is well suited to our innovative culture and aligns well with the core vision on which our Company was founded.

Geoff Campbell
President, NewsBeat Social

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IN THE NEWS

What the Music Industry Can Teach Other Media Businesses

Why is NewsBeat Social Doing a Reg A+ Mini IPO? Transparency & Participation are at the Top of the List

Portland media company aims to raise $50M with mini-IPO

NewsBeat Social Pairs with WR Hambrecht for Reg A+ Offer of Up to $50 Million, Plans NASDAQ Listing

How NewsBeat Social Used Video to Find Success

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BLOG

Why We're Using an IPO to Access Growth Capital

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partIIandIII.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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What the Music Industry Can Teach Other Media Businesses

Fifteen years ago, the music industry went through some painful restructuring. The business had been disrupted by a website called Napster and a tidal wave of peer-to-peer sites that allowed consumers to get for free music they once paid for. Many believed the industry was finished. What they failed to see, however, was that the period was, in reality, a transition to a healthier future. Looking back, music was a vanguard for media businesses that would be disrupted by the digital revolution. But for one industry in particular — the news media — the upheaval and adaptation of the music industry serves as a uniquely instructive example.

MediaShift

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Director / High 10 Media
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Why is NewsBeat Social Doing a Reg A+ Mini IPO? Transparency & Participation are at the Top of the List

Copyright © 2016 NewsBeat Social, Inc. Press | Careers | Contact | Support | Terms of Use | Privacy Policy | Legal Legend

NewsBeat management is of the philosophy that their news audience isn't just a passive lot peering up towards the ivory tower of news - their consumer will now be owners too, "active participants" in not just covering the news but in benefiting from a successful service. I wonder if any traditional media companies ever pondered this approach? Probably not.

Crowdfund Insider

Portland media company aims to raise $50M with mini-IPO

Portland online news startup NewsBeat Social has filed with the Securities and Exchange Commission to raise an equity crowdfunding round of up to $50 million. The company is taking advantage of new rules established last year that adjusted the Regulation A small public offerings rule.

Portland Business Journal

Newsbeat Social Pairs with WR Hambrecht for Reg A+ Offer of Up to $50 Million. Plans NASDAQ Listing.

NewsBeat Social is a platform that claims a 59 million unique monthly reach on Facebook. The company views their extended community as a powerful investor base to raise growth capital online.

Crowdfund Insider

How NewsBeat Social Used Video to Find Success

We're dedicated to keeping broadcast professionals abreast of the latest technologies.

The Broadcast Bridge

Delivering Video News Using Facebook – How NewsBeat Social reached a Million Streams in Less Than a Year

The much beaten print media world was shaken once again this month when Jeff Bezos, the innovative Amazon CEO, announced that he was buying the Washington

Fourth Source

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 11 of 133

NEWSBEATSOCIAL.COM/ABOUT RELATING TO THE OFFERING

2016

MARCH 3, 2016

Regulation A+ IPO filed with SEC

[illegible]

[illegible]

Technology Partners

Kaltura

Open source video platform for online video management, creation, and collaboration

- Leading OVS technology for major media, enterprise and education

SOCIALFLOW

SocialFlow is a software company that increases distribution of owned and earned content across social media platforms.

- #1 social media management tool
- 1.2 million active posts per month
- 250 billion social impressions per year
- Content reached 558 million unique users per quarter

Press Coverage

For press coverage, press releases and more, please visit the NewsBeat Social Press Center.

NewsBeat Social Press Center

LEGAL LEGEND: [illegible]

[illegible] such offer, sale or solicitation would not be permitted by law.

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Can I see financial statements for NewsBeat Social?

Tyler Peterson
April 12, 2016 17:27

Yes. Audited financial statements are part of our offering statement. You can view them in our preliminary offering circular.

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Can anybody invest?

Tyler Peterson
April 12, 2016 17:23

Any US residents - both accredited and unaccredited – will be able to invest, so long as, for unaccredited investors, such investment does not exceed 10% of the greater of such investor's annual income or net worth.

Depending on demand and applicable laws in non-US jurisdictions, NewsBeat Social expects to accept non-US investments. Please let us know if you're interested and what country you live in so we can determine whether you can invest.

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Can I invest by writing a check?

Tyler Peterson
March 21, 2016 19:28

No, we are not accepting paper checks. Please make an Automated Clearing House (ACH) transfer through the WR Hambrecht + Co website, or make a wire transfer from your bank.

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Crowd-Financed Reg A+ IPO

This section is about a potential opportunity to invest in our company, NewsBeat Social. NewsBeat Social is a video-first news agency gathering coverage from around the world and distributing premium, fact-intensive one-minute news reports across social media. See About Page. We are planning to conduct an "initial public offering," or IPO (under Regulation A+) to raise capital to grow our business, and we want to give our viewers the opportunity to share in our success. We are currently accepting registrations of interest, which is a non-binding way for you to tell us that you may be interested in investing once the opportunity to invest is live.

GENERAL

- What is this page about? What is NewsBeat Social? Why is it conducting an IPO?
- What is an IPO? What makes a Regulation A+ IPO different from a traditional IPO?
- Is this crowdfunding?
- Why does your site direct me to visit WR Hambrecht + Co? What is an underwriter?
- Why can't I invest yet? What does it mean to register my interest? What is "qualification"?
- What are the risks of this investment?

INVESTING (NOT AVAILABLE YET)

- Can anybody invest?
- How do I know if I am an accredited or unaccredited investor? Does it matter?
- If I purchase shares, will I be able to resell them? When? Will the shares be on a stock exchange?
- Will I have to pay any fees for investing?
- When will I get my shares?
- Do I need to provide any information to invest?

See all 17 articles

INDICATING MY INTEREST (AVAILABLE NOW)

- If I indicate my interest, will I be required to invest that amount?
- How do I change or delete an indication of interest?
- If I indicate my interest now, when will I be able to invest?
- What if I do not provide an indication of interest, but change my mind and want to invest later?
- Help. I'm experiencing a problem providing my indication of interest!

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Do I get my money back if NewsBeat Social does not reach its minimum funding goal?

Tyler Peterson
April 12, 2016 17:29

Yes. Should the offering fail to reach its minimum funding goal of $15 million, all investor funds will be refunded. If an investor has deposited money into escrow to purchase offered securities and the offering is cancelled for any reason, the money in the escrow account will be returned in whole to the investor, without deduction or interest. No securities will be issued in the event of a canceled offering.

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Do I have to invest the amount of my indication of interest?

Tyler Peterson
April 12, 2016 17:28

No, you may invest more or less than the amount in your indication of interest, so long as you meet the minimum purchase requirement per investor. Please see our preliminary offering circular.

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- How much is the minimum investment?
- What is the price per share?
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- Can I see financial statements for NewsBeat Social?
- Do I need to provide any information to invest?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Do I need to provide any information to invest?

Tyler Peterson
April 12, 2016 17:26

If you are investing via WR Hambrecht + Co's secure website, you will need to provide the information requested in the online forms. For example, you will need to provide:

- Personal information such as your current address and phone number
- Net worth and annual income information
- Social Security Number
- ABA bank routing number (found on personal checks or bank statement)

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- When will I get my shares?
- Will I have to pay any fees for investing?
- If I purchase shares, will I be able to resell them? When? Will the shares be on a stock exchange?
- How do I know if I am an accredited or unaccredited investor? Does it matter?
- Can anybody invest?

Related articles

- What is the price per share?
- When will I get my shares?
- If I indicate my interest, will I be required to invest that amount?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Help, I'm experiencing a problem providing my indication of interest!

Tyler Peterson
March 29, 2016 17:10

For assistance with your indication of interest, please contact NewsBeat Social customer support via email at ipo@newsbeatsocial.com.

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- What if I do not provide an indication of interest, but change my mind and want to invest later?
- If I indicate my interest now, when will I be able to invest?
- How do I change or delete an indication of interest?
- If I indicate my interest, will I be required to invest that amount?
- If I have more questions, how do I contact a NewsBeat Social team member?

Related articles

- How do I know if I am an accredited or unaccredited investor? Does it matter?
- How many people do you have working for NewsBeat Social?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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How do I change or delete an indication of interest?

Tyler Peterson
April 12, 2016 17:19

Your indication of interest is non-binding, so it is not imperative that you make changes. If you want to make a change, you can simply fill out the registration of interest form again by using the same e-mail account and the new registration will overwrite the old one. Once the offering is qualified, you can invest a different amount, subject to availability. There are no penalties for changing your investment or deciding not to proceed.

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If I indicate my interest, will I be required to invest that amount?

If I have more questions, how do I contact a NewsBeat Social team member?

Who is FundAmerica and why are they involved?

What documentation/confirmation will I receive for my investment?

What happens if NewsBeat Social receives more than the maximum amount?

Related articles

If I indicate my interest now, when will I be able to invest?

If I purchase shares, will I be able to resell them? When? Will the shares be on a stock exchange?

What is this page about? What is NewsBeat Social? Why is it conducting an IPO?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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How do I download your app?

Tyler Peterson
Today at 16:26

Right now, our app is still in development. We plan to use part of the proceeds from our Regulation A+ IPO to build it out. You can learn more about potentially investing in our IPO by signing up.

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- How do I submit a news tip?
- Help, I'm experiencing a problem providing my indication of interest!
- What if I do not provide an indication of interest, but change my mind and want to invest later?
- If I indicate my interest now, when will I be able to invest?
- How do I change or delete an indication of interest?

Related articles

- How many people do you have working for NewsBeat Social?
- How do I change or delete an indication of interest?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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How do I know if I am an accredited or unaccredited investor? Does it matter?

Tyler Peterson
April 12, 2016 17:24

You do not need to be an accredited investor to invest in NewsBeat Social, but please check the correct boxes during the investment process. If you are unaccredited, your investment cannot be more than 10% of the greater of your annual income or net worth. We will rely on your representations regarding your annual income and net worth to determine your maximum investment in NewsBeat Social.

An accredited investor is a person who meets the definition of that term as used by the U.S. Securities and Exchange Commission (SEC) under Rule 501 of Regulation D.

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- Can anybody invest?
- What are the risks of this investment?
- Why can't I invest yet? What does it mean to register my interest? What is "qualification"?
- Why does your site direct me to visit WR Hambrecht + Co? What is an underwriter?
- Is this crowdfunding?

Related articles

- Can I see financial statements for NewsBeat Social?
- If I purchase shares, will I be able to resell them? When? Will the shares be on a stock exchange?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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How much is the minimum investment?

Tyler Peterson
March 21, 2016 19:25

NewsBeat Social has not set a minimum investment amount yet. Please review the latest preliminary offering circular for more information.

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- When will I get my shares?

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- Is this crowdfunding?
- What is the price per share?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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If I have more questions, how do I contact a NewsBeat Social team member?

Tyler Peterson
March 21, 2016 19:30

If you have questions that have not been answered here, you may use our chat or email at ipo@newsbeatsocial.com to contact a NewsBeat Social team member. We will do our best to answer your questions within 24 hours.

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- Who is FundAmerica and why are they involved?
- What documentation/confirmation will I receive for my investment?
- What happens if NewsBeat Social receives more than the maximum amount?
- Can I invest by writing a check?
- Do I get my money back if NewsBeat Social does not reach its minimum funding goal?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiandii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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If I indicate my interest now, when will I be able to invest?

Tyler Peterson
April 12, 2016 17:20

Once NewsBeat Social's offering statement has been qualified by the SEC, we plan to move ahead with the offering. Persons who expressed interest in NewsBeat Social previously will be notified of the offering and may purchase shares. Investors' money will be deposited into an escrow account. At the conclusion of the offering the money is transferred from escrow to NewsBeat Social and the shares will be transferred to the investors.

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- How do I change or delete an indication of interest?
- If I indicate my interest, will I be required to invest that amount?
- If I have more questions, how do I contact a NewsBeat Social team member?
- Who is FundAmerica and why are they involved?
- What documentation/confirmation will I receive for my investment?

Related articles

- What if I do not provide an indication of interest, but change my mind and want to invest later?
- If I purchase shares, will I be able to resell them? When? Will the shares be on a stock exchange?
- If I indicate my interest, will I be required to invest that amount?
- Will I have to pay any fees for investing?
- Help, I'm experiencing a problem providing my indication of interest!

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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If I indicate my interest, will I be required to invest that amount?

Tyler Peterson
March 29, 2016 17:07

No. NewsBeat Social is not yet offering shares. An indication of interest is not an obligation to fund. See Why can't I invest yet? What does it mean to register my interest? What is qualification?

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- How do I change or delete an indication of interest?
- If I have more questions, how do I contact a NewsBeat Social team member?
- Who is FundAmerica and why are they involved?
- What documentation/confirmation will I receive for my investment?
- What happens if NewsBeat Social receives more than the maximum amount?

Related articles

- Why can't I invest yet? What does it mean to register my interest? What is "qualification"?
- How do I change or delete an indication of interest?
- Help, I'm experiencing a problem providing my indication of interest!
- How much is the minimum investment?
- What if I do not provide an indication of interest, but change my mind and want to invest later?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiandii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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If I purchase shares, will I be able to resell them? When? Will the shares be on a stock exchange?

Tyler Peterson
April 12, 2016 17:24

We expect to list our shares on NASDAQ, which is a leading US stock exchange for digital media and technology companies. The shares will be freely tradable, so you will be able to sell the shares you purchased via a brokerage account. However, it may take weeks or longer after the offering is qualified for the offering to close and the shares to be listed.

While we will work diligently to list our shares, we cannot guarantee that they will be listed. Furthermore, even if they are listed, we cannot guarantee that there will be an active trading market in our shares. Investors may have difficulty selling their shares in the market.

This investment opportunity involves a high degree of risk. You should carefully consider the specific information and risks disclosed in our preliminary offering circular.

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- How do I know if I am an accredited or unaccredited investor? Does it matter?
- Can anybody invest?
- What are the risks of this investment?
- Why can't I invest yet? What does it mean to register my interest? What is "qualification"?
- Why does your site direct me to visit WR Hambrecht + Co? What is an underwriter?

Related articles

- Will I have to pay any fees for investing?
- What will the NewsBeat Social stock ticker be?
- When will I get my shares?
- What is the price per share?
- Do I need to provide any information to invest?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Indicating My Interest (Available Now)

- If I indicate my interest, will I be required to invest that amount?
- How do I change or delete an indication of interest?
- If I indicate my interest now, when will I be able to invest?
- What if I do not provide an indication of interest, but change my mind and want to invest later?
- Help, I'm experiencing a problem providing my indication of interest!

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Investing (Not Available Yet)

- Can anybody invest?
- How do I know if I am an accredited or unaccredited investor? Does it matter?
- If I purchase shares, will I be able to resell them? When? Will the shares be on a stock exchange?
- Will I have to pay any fees for investing?
- When will I get my shares?
- Do I need to provide any information to invest?
- Can I see financial statements for NewsBeat Social?
- What will the NewsBeat Social stock ticker be?
- What is the price per share?
- How much is the minimum investment?
- Do I have to invest the amount of my indication of interest?
- Do I get my money back if NewsBeat Social does not reach its minimum funding goal?
- Can I invest by writing a check?
- What happens if NewsBeat Social receives more than the maximum amount?
- What documentation/confirmation will I receive for my investment?
- Who is FundAmerica and why are they involved?
- If I have more questions, how do I contact a NewsBeat Social team member?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Is this crowdfunding?

Tyler Peterson
March 21, 2016 11:44

In the sense that crowdfunding means online fundraising conducted directly with the "retail crowd" (as opposed to behind closed doors on Wall Street), yes, that's the idea.

There are many varieties of crowdfunding. A popular variety involves collecting donations or presales for a product that is only in prototype stage (as on the Kickstarter and Indiegogo websites). Supporters of these crowdfunding campaigns do not own a piece of the company, so they can only hope to receive merchandise or other non-financial rewards. Only by offering shares of stock can a company legally give its supporters the ability to share in the company's potential financial success (which we hope to do).

There are also many varieties of securities crowdfunding, most of which have only recently been permitted under the US securities laws. Prior to these legal changes, raising capital online was essentially illegal, and there was very little opportunity for small investors to participate in early-stage investments under the US securities laws.

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How do I change or delete an indication of interest?

Do I need to provide any information to invest?

Can anybody invest?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Crowd-Financed Reg A+ IPO

GENERAL

- What is this page about? What is NewsBeat Social? Why is it conducting an IPO?
- What is an IPO? What makes a Regulation A+ IPO different from a traditional IPO?
- Is this crowdfunding?
- Why does your site direct me to visit WR Hambrecht + Co? What is an underwriter?
- Why can't I invest yet? What does it mean to register my interest? What is "qualification"?
- What are the risks of this investment?

INDICATING MY INTEREST (AVAILABLE NOW)

- If I indicate my interest, will I be required to invest that amount?
- How do I change or delete an indication of interest?
- If I indicate my interest now, when will I be able to invest?
- What if I do not provide an indication of interest, but change my mind and want to invest later?
- Help, I'm experiencing a problem providing my indication of interest!

INVESTING (NOT AVAILABLE YET)

- Can anybody invest?
- How do I know if I am an accredited or unaccredited investor? Does it matter?
- If I purchase shares, will I be able to resell them? When? Will the shares be on a stock exchange?
- Will I have to pay any fees for investing?
- When will I get my shares?
- Do I need to provide any information to invest?

See all 17 articles

General

FAQ

- How do I submit a news tip?
- How do I download your app?
- How many people do you have working for NewsBeat Social?

Community Community

RECENT ACTIVITY (COMMUNITY)

No recent activities yet.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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What are the risks of this investment?

Tyler Peterson
March 21, 2016 19:04

This investment involves a high degree of risk. You should carefully consider the specific information and risks disclosed in our preliminary offering circular.

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- Why can't I invest yet? What does it mean to register my interest? What is "qualification"?
- Why does your site direct me to visit WR Hambrecht + Co? What is an underwriter?
- Is this crowdfunding?
- What is an IPO? What makes a Regulation A+ IPO different from a traditional IPO?
- What is this page about? What is NewsBeat Social? Why is it conducting an IPO?

Related articles

- What is this page about? What is NewsBeat Social? Why is it conducting an IPO?
- When will I get my shares?
- Can anybody invest?
- If I indicate my interest, will I be required to invest that amount?
- How do I download your app?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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What documentation/confirmation will I receive for my investment?

Tyler Peterson
April 15, 2016 11:36

Investors who participate via the WR Hambrecht + Co website will receive via email a confirmation of their investment and a copy of the subscription agreement accepted by the investor and NewsBeat Social. Once the investment closes, investors will then get a separate email from FundAmerica indicating their allocation of shares.

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- What happens if NewsBeat Social receives more than the maximum amount?
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- Do I get my money back if NewsBeat Social does not reach its minimum funding goal?
- Do I have to invest the amount of my indication of interest?
- How much is the minimum investment?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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What happens if NewsBeat Social receives more than the maximum amount?

Tyler Peterson
April 15, 2016 11:35

If investors attempt to invest more than the maximum amount, then the offering will be oversubscribed and NewsBeat Social will determine which investment amount to accept from each investor based on a number of criteria, including giving priority to investors that previously provided an indication of interest.

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- Can I invest by writing a check?
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- How much is the minimum investment?
- What is the price per share?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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What if I do not provide an indication of interest, but change my mind and want to invest later?

Tyler Peterson
April 12, 2016 17:21

If we have reached the minimum amount of investment of $15 million, the offering will close when we reach the maximum amount of investments we wish to accept, up to $50 million, or when we otherwise decide to close it. You can invest at any time after qualification and while the offering is still open, but if the offering is oversubscribed, investors that provided an indication of interest in advance will be considered for priority access. Oversubscription is a situation in which investors have subscribed to buy more shares than will be available.

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- If I indicate my interest now, when will I be able to invest?
- How do I change or delete an indication of interest?
- If I indicate my interest, will I be required to invest that amount?
- If I have more questions, how do I contact a NewsBeat Social team member?
- Who is FundAmerica and why are they involved?

Related articles

- Can anybody invest?
- Help, I'm experiencing a problem providing my indication of interest!
- Why can't I invest yet? What does it mean to register my interest? What is "qualification"?
- Is this crowdfunding?
- If I indicate my interest, will I be required to invest that amount?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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What is an IPO? What makes a Regulation A+ IPO different from a traditional IPO?

Tyler Peterson
April 12, 2016 17:14

IPO stands for "Initial Public Offering," and it refers to the process of selling shares of stock of a private company to the public for the first time. Historically, raising money online was essentially illegal and the only practical way to conduct an IPO was a cost-prohibitive, full-blown Securities Act registration. Because of recent changes to US securities laws intended to benefit smaller businesses, it is now permissible for NewsBeat Social to use the internet to give its audience the opportunity to invest. Since June 2015, amendments to Regulation A (which are often referred to as Regulation A+) have provided an alternative to a traditional IPO. The Regulation A+ IPO process (sometimes called IPO-lite) is more accessible for businesses that are in an earlier stage of their development. Learn more about the amended Regulation A.

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What is this page about? What is NewsBeat Social? Why is it conducting an IPO?

Is this crowdfunding?

Why can't I invest yet? What does it mean to register my interest? What is "qualification"?

How do I know if I am an accredited or unaccredited investor? Does it matter?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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What is the price per share?

Tyler Peterson
March 21, 2016 19:24

NewsBeat Social has not set the price per share yet. Please review the latest preliminary offering circular for more information.

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- What will the NewsBeat Social stock ticker be?
- How much is the minimum investment?
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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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What is this page about? What is NewsBeat Social? Why is it conducting an IPO?

Tyler Peterson
April 12, 2016 17:01

This page is about a potential opportunity to invest in our company, NewsBeat Social. NewsBeat Social is a video-first news agency gathering coverage from around the world and distributing premium, fact-intensive one-minute news reports across social media. See About Page. We are planning to conduct an "initial public offering," or IPO (under recent amendments to Regulation A, which are often referred to as "Regulation A+") to raise capital to grow our business, and we want to give our viewers the opportunity to share in our success. We are currently accepting registrations of interest, which is a non-binding way for you to tell us that you may be interested in investing once the opportunity to invest is live.

We had 349 million video views in 2015, up 462% from 2014, across 11,325 individual news reports. We had an engagement rate of 15% in 2015. And we are able to gather and distribute our news reports for less than $100 per report. We want to expand our news coverage, including launching a new "Uber-like" model for news gathering, build out our advertising model and launch our consumer app. We are excited about our business and want to offer our audience a chance to participate in our growth.

Please see our preliminary offering circular for more information. The offering circular contains a discussion about our business, management, historical financials, capitalization, risk factors and other important information to consider before you decide to invest.

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Can anybody invest?

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What is an IPO? What makes a Regulation A+ IPO different from a traditional IPO?

Why can't I invest yet? What does it mean to register my interest? What is "qualification"?

If I indicate my interest now, when will I be able to invest?

Is this crowdfunding?

Can anybody invest?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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What will the NewsBeat Social stock ticker be?

Tyler Peterson
March 29, 2016 17:02

NewsBeat Social plans to list on NASDAQ under the ticker "NEWZ" after the successful closing of the offering (however, we cannot guarantee that the listing will occur). See If I purchase shares, will I be able to resell them? When? Will the shares be on a stock exchange?

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- Can I see financial statements for NewsBeat Social?
- Do I need to provide any information to invest?
- When will I get my shares?
- Will I have to pay any fees for investing?
- If I purchase shares, will I be able to resell them? When? Will the shares be on a stock exchange?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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When will I get my shares?

Tyler Peterson
March 29, 2016 16:59

When you complete your investment with WR Hambrecht + Co through its website, your money will be transferred to an escrow account. Once NewsBeat Social accepts your investment, and certain regulatory procedures are completed, your money will be transferred from the escrow account to NewsBeat and your shares will be transferred to you. At that point, you will own shares of NewsBeat Social.

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- Will I have to pay any fees for investing?
- If I purchase shares, will I be able to resell them? When? Will the shares be on a stock exchange?
- How do I know if I am an accredited or unaccredited investor? Does it matter?
- Can anybody invest?
- What are the risks of this investment?

Related articles

- Do I need to provide any information to invest?
- If I indicate my interest, will I be required to invest that amount?

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Who is FundAmerica and why are they involved?

Tyler Peterson
April 12, 2016 17:33

FundAmerica is an SEC-registered FINRA member and a SIPC-insured broker-dealer, and is providing technology and limited compliance services to WR Hambrecht + Co as part of this offering. Sales via WRH+Co's website will be facilitated by FundAmerica.

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Why can't I invest yet? What does it mean to register my interest? What is "qualification"?

Tyler Peterson
April 12, 2016 17:19

As part of the usual Regulation A+ IPO process, we filed an offering statement with the Securities and Exchange Commission. The SEC reviews and gives comments on offering statements before they "qualify" the filing, after which point sales of shares are allowed to begin. In general, a "qualified" offering means that the SEC has checked the offering to make sure it has met certain legal disclosure and regulatory requirements (however, the SEC does not judge the merits, accuracy or completeness of the offering or approve its securities or terms).

We have filed a preliminary offering circular and it is awaiting SEC qualification. You may obtain a copy of the most recent version of the preliminary offering circular with the following link.

Currently, we are only gathering non-binding registrations of interest, because we cannot sell shares until the offering is qualified by the SEC. When the NewsBeat Social IPO has been qualified by the SEC, you will receive an email notification that will explain the process for finalizing your investment.

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the SEC.

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Why does your site direct me to visit WR Hambrecht + Co? What is an underwriter?

Tyler Peterson
April 12, 2016 17:18

Most traditional IPOs involve the assistance of an investment banking firm acting in the capacity of an underwriter. Underwriters provide several services, including help with assessing the value of shares and establishing a public market for shares. While not required for a Regulation A+ IPO, we believe that underwriters play a critical role. The underwriter for our offering is WR Hambrecht + Co. They will help manage the sale of shares between you and NewsBeat Social.

WR Hambrecht + Co was founded in January 1998 to help level the playing field for investors and corporate clients. Its founder and chairman, is a Silicon Valley pioneer who has been helping to finance growth companies from Apple to Google during his time at Hambrecht & Quist and WRH+Co.

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Will I have to pay any fees for investing?

Tyler Peterson
April 12, 2016 17:26

No. An investor may invest without paying anything beyond the actual investment amount. In addition, if an investor has deposited money into escrow to purchase offered securities and the offering is cancelled, the money in the escrow account will be returned in whole to the investor, without deduction or interest. No securities will be issued in the event of a canceled offering. However, if an investor choses to invest through a broker, and when an investor decides to resell shares in the market, the investor may incur costs to complete the transaction.

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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--- --- ---- END OF NEWSBEAT SOCIAL WEB PAGES RELATING TO THE OFFERING --- --- ---

Page 45 of 133

NEWSBEAT SOCIAL EMAIL COMMUNICATION RELATING TO THE OFFERING

NewsBeat Social ... allsay

Dear Tyler,

Last year, AllSay made a decision to sell its intellectual property to NewsBeat Social, a one-minute video news agency that distributes news on Facebook and other social media sites. I'm now serving as the company's President.

Last year, NewsBeat Social delivered 11,325 news reports through Facebook and other social media platforms and had 349 million video views, up 463% from 2014. In December, the company reached nearly 60 million people on Facebook, up from 36 million in December of the previous year.

Today, I'm happy to announce that NewsBeat Social is raising capital to support our growth plans through a RegulationA+ IPO.

This new kind of IPO allows you to invest and grow with our company, alongside other banks and financial institutions that might participate. We plan to list on NASDAQ under the ticker NEWZ.

Sign up as an official NBS Prospective Investor:

Sign Up Now

If you're interested in investing, please click the link above for more information and to sign up. Thank you for all your support of AllSay. I'm proud of what we achieved with AllSay and am excited to use what we built at AllSay to help launch NewsBeat Social's personalized news app later this year.

Sincerely,

Geoff Campbell
President, NewsBeat Social
Founder and CEO, AllSay

Newsbeat Social
3123 NW Industrial St.
Portland, OR 97210

This email was sent to tyler@newsbeatsocial.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Privacy Policy | Contact Us | Unsubscribe

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 425 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432585_partiandii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 46 of 133

NewsBeat Social

Dear [First Name],

As part of our Regulation A+ IPO process, we are giving those closest to our business the opportunity to invest in our IPO, including our existing investors, employees, friends and family.

Please click the link below to sign up as an official "NewsBeat Social Prospective Investor". When you become a Prospective Investor, we'll be able to provide you with information about how to register with our underwriter, WR Hambrecht + Co, and provide your indication of interest in the IPO.

Sign up as an official NBS Prospective Investor:

Sign Up Now

- ☐ **Become an NBS Prospective Investor.**
- ☐ **Register your interest with WR Hambrecht + Co. Early registration will ensure that you receive important and timely information about the offering and your participation in the IPO.**
- ☐ **Once the offering statement is qualified and assuming you meet all eligibility requirements, WR Hambrecht + Co will notify you when you will be able to invest in the IPO.**
- ☐ **Once the offering is completed, we plan to list on NASDAQ (ticker: NEWZ).**

Brief Company Update:

Since 2014, Facebook users have been presented with NBS news videos over 8.1 billion times, resulting in 403 million video "views" (lasting 3 seconds or more) in 2015 (up 458% from the previous year) and a Facebook fan base of approximately 2.8 million people as of the end of 2015 (up 27% from the previous year-end).

Thank you,
The NewsBeat Social Management Team

NewsBeat Social
3123 NW Industrial St
Portland, OR 97214

This email was sent to ryan.overhauser@gmail.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Unsubscribe | Privacy Policy | Contact Us

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

IMPORTANT: An offering statement relating to the securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.wrhambrecht.com/NEWZ

Page 47 of 133

NewsBeat Social

Thank you for becoming a NewsBeat Social Prospective Investor and for your interest in our upcoming Reg A+ IPO.

To learn more about the IPO, please register with our underwriter, WR Hambrecht + Co. All questions relating to the offering should be directed to our underwriter.

Register with our underwriter and download offering materials:

Visit WR Hambrecht + Co

WRHAMBRECHT+CO

- [x] **Become an NBS Prospective Investor.**
- [ ] **Register your interest with WR Hambrecht + Co. Early registration will ensure that you receive important and timely information about the offering and your participation in the IPO.**
- [ ] **Once the offering statement is qualified and assuming you meet all eligibility requirements, WR Hambrecht + Co will notify you when you will be able to invest in the IPO.**
- [ ] **Once the offering is completed, we plan to list on NASDAQ (ticker: NEWZ).**

Thank you,
The NewsBeat Social Management Team

NewsBeat Social
3123 NW Industrial St
Portland, OR 97214

This email was sent to ryan.overhauser@gmail.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Unsubscribe | Privacy Policy | Contact Us

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

IMPORTANT: An offering statement relating to the securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.wrhambrecht.com/NEWZ

Page 48 of 133

From: **Tyler Peterson** tyler.peterson@newsbeatsocial.com
Subject:
Date: May 26, 2016 at 5:32 PM
To:

— — —
Tyler Peterson I COO & Co-Founder I m 503 564 8260
tyler@newsbeatsocial.com
@newsbeatsocial
3123 NW Industrial St., Portland OR 97210

Sign up to learn more about investing in our upcoming Reg A+ IPO
www.newsbeatsocial.com/IPO

LEGAL LEGEND: An offering statement relating to the securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 49 of 133

From: **NewsBeat Social** ipo@newsbeatsocial.com
Subject: NBS President Geoff Campbell: Why we're using a Reg A+ IPO to access growth capital
Date: April 9, 2016 at 6:00 AM
To: tyler.peterson@me.com

NS

NewsBeat Social
NBS IPO

The following is an excerpt from a post NewsBeat Social President, Geoff Campbell, wrote on Medium. Read the full post here.

> Until recently, the idea of accessing equity growth capital without going to venture capital providers was only hypothetical. VC backing was virtually a necessity. They were the only game in town that had the large amounts of capital, important relationships, experience, and ability to assess growth plans and valuations necessary to move a company beyond its early stages.
>
> When it came time for us to move beyond our early stage, NewsBeat Social had to decide between a traditional VC-backed approach and the newer, and less traveled, route of a Regulation A+ IPO under the SEC's new rules. Making this decision, we were challenged to think hard about the objectives of this fundraising, the pros and cons of these new rules, and how our choices about financing would ultimately affect how our news agency operates.
>
> There are a lot of good reasons to choose a Reg A+ IPO, not least of which is the ability to retain a larger amount of control over your business after the investments come in. But, as important as these considerations are, it wasn't clear to us that they outweighed the value a VC brings to the table.
>
> Thinking through the decision, we looked more closely at the core values of our business. As a next generation news agency, we embraced the fact that innovation would lie at the heart of what we do. But as a news company, we knew it would be transparency, fairness and accuracy that would help us build the kind of trust with our audiences that would allow us to thrive.

Continue Reading...

Share on Facebook

Thank you,
The NewsBeat Social Management Team

Newsbeat Social
3123 NW Industrial St.
Portland, OR 97210

This email was sent to tyler.peterson@me.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Privacy Policy | Contact Us | Unsubscribe

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 50 of 133

From: **NewsBeat Social** ipo@newsbeatsocial.com
Subject: What the Music Industry Can Teach Other Media Businesses – Article from NewsBeat President Geoff Campbell
Date: May 23, 2016 at 8:00 AM
To: tyler.peterson@me.com

NewsBeat Social
NBS IPO

MEDIASHIFT

On Wednesday, Media Shift, a leading online publication that has become the premier destination for insight and analysis on the intersection of media and technology, published an article from NewsBeat Social President, Geoff Campbell, titled "What the Music Industry Can Teach Other Media Businesses".

Excerpt from the article:

> The news business is facing a struggle to survive that's remarkably similar to the one faced by music. Like the music industry, news developed its business model around packaged formats, such as newspapers, magazines, television programs and radio shows. Lacking a way to get only the news they wanted, consumers were forced to purchase a broad basket of news, curated by publishers for general consumption.
>
> But when digital swept in, it also washed away the need for old formats. If Napster gave consumers the ability to consume the songs they wanted, Facebook has done exactly the same thing with news. According to PEW Research, nearly 41% of American adults now get some of their news from Facebook - up from 30% two years ago. And this number is twice as high for Millennials, according to the American Press Institute. The publication has gone the way of the CD while the story, like the song, has taken center stage.
>
> Continue Reading...

In the article, Geoff describes how his experience in the music industry during the transition to digital distribution can be used to understand what's coming next for the news industry facing a similar disruption.

Please share the article with others who you think might be interested in NewsBeat Social and our upcoming IPO.

Share on Facebook

Thank you,
The NewsBeat Social Management Team

Newsbeat Social
3123 NW Industrial St.
Portland, OR 97210

Page 51 of 133

This email was sent to tyler.peterson@me.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Privacy Policy | Contact Us | Unsubscribe

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 52 of 133

From: **NewsBeat Social** ipo@newsbeatsocial.com
Subject: NewsBeat Social in the news
Date: March 16, 2016 at 2:21 PM
To: tyler@newsbeatsocial.com

NS

NewsBeat Social
NBS IPO

To all our Prospective Investors,

We're excited to share updates about NBS and more details around the filing of our Reg A+ IPO as they become available. If you have any questions relating to the business or filing process, please don't hesitate to reach out to us at ipo@newsbeatsocial.com. From all of us at NewsBeat Social, we want to thank you for being an enthusiast and a prospective investor, and for helping to open the door for our crowd fundraising!

Thank you,
The NewsBeat Social Management Team

YAHOO! FINANCE

http://finance.yahoo.com/news/newsbeat-social-files-ipo-under-120000025.html

PORTLAND BUSINESS JOURNAL

Portland media company aims to raise $50M with mini-IPO

> Here's how the company will use the funding:
>
> 1. To expand its news gathering so it can add two more shifts of journalists and move to

Page 53 of 133

seven-days-a-week production.

2. To add distribution channels including new social platforms such as Snapchat, Vine and Whatsapp as well as improve its YouTube distribution.
3. To build out revenue streams, including launching a $1.99 subscription app later this year with a personalized newsfeed.
4. To explore syndication deals with other websites that are interested in NewsBeat Social's videos.

http://www.bizjournals.com/portland/blog/techflash/2016/03/portland-media-company-aims-to-raise-50m-with-mini.html

Share on Facebook

Forward to a Friend

Please forward this email to others you believe would be interested in participating in our Reg A+ IPO.

Since 2014, Facebook users have been presented with NBS news videos over 8.1 billion times, resulting in 403 million video "views" (lasting 3 seconds or more) in 2015 (up 458% from the previous year) and a Facebook fan base of approximately 2.8 million people as of the end of 2015 (up 27% from the previous year-end).

Sign up as an official NBS Prospective Investor:

Sign Up Now

Page 54 of 133

Newsbeat Social
3123 NW Industrial St.
Portland, OR 97210

This email was sent to tyler@newsbeatsocial.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Privacy Policy I Contact Us I Unsubscribe

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 55 of 133

From: **NewsBeat Social** ipo@newsbeatsocial.com
Subject: **#NewsBeatNation - we need your help!**
Date: **March 16, 2016 at 2:22 PM**
To: tyler@newsbeatsocial.com

NS

NewsBeat Social
NBS IPO

#NewsBeatNation
Fan Comments

As part of our Regulation A+ IPO, we are giving those closest to our business the opportunity to invest in our IPO, including #NewsBeatNation. NewsBeat Social is the first company with a monthly reach of 59 million people (that's you!) on Facebook to file for an IPO under the SEC's newly amended Regulation A.

Please click the link below to sign up as an official "NewsBeat Social Prospective Investor". When you become a Prospective Investor, we'll be able to provide you with information about how to register with our underwriter, WR Hambrecht + Co

NewsBeatSocial
Reg A+ IPO
WRHAMBRECHT+CO
Click to Sign Up
Prospective Investor
NBS IPO

Sign up as an official NBS Prospective Investor:

Sign Up Now

☐ Become an NBS Prospective Investor.

Page 56 of 133

- ☐ **Register your interest with WR Hambrecht + Co. Early registration will ensure that you receive important and timely information about the offering and your participation in the IPO.**
- ☐ **Once the offering statement is qualified and assuming you meet all eligibility requirements, WR Hambrecht + Co will notify you when you will be able to invest in the IPO.**
- ☐ **Once the offering is completed, we plan to list on NASDAQ (ticker: NEWZ).**

Thank you,
The NewsBeat Social Management Team

Newsbeat Social
3123 NW Industrial St.
Portland, OR 97210

This email was sent to tyler@newsbeatsocial.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Privacy Policy | Contact Us | Unsubscribe

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 57 of 133

From: **NewsBeat Social** ipo@newsbeatsocial.com
Subject: Over 1,000 people have signed up to invest in NewsBeat Social!
Date: March 25, 2016 at 10:00 AM
To: tyler.peterson@me.com

Thank you!
2,147
(and counting)
NewsBeat Social
NBS IPO
Share on Facebook

Thanks to you, we've surpassed our initial goal of signing up 1,000 Prospective Investors. Now, we need your help in reaching our next goal of signing up 5,000 by sharing this on Facebook!

Thank you,
The NewsBeat Social Management Team

Newsbeat Social
3123 NW Industrial St.
Portland, OR 97210

This email was sent to tyler.peterson@me.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Privacy Policy | Contact Us | Unsubscribe

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiandii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 58 of 133

From: **NewsBeat Social** ipo@newsbeatsocial.com
Subject: **Over 5,000 people have signed up to invest in NewsBeat Social!**
Date: **April 16, 2016 at 8:00 AM**
To: tyler.peterson@me.com

Thank you!
5,032
(and counting)
NewsBeat Social
NBS IPO
Share on Facebook

Thanks to you, we've surpassed our second goal of signing up 5,000 Prospective Investors. Now, we need your help in reaching our next goal of signing up 10,000 by telling your friends and sharing this on Facebook!

Thank you,
The NewsBeat Social Management Team

Newsbeat Social
3123 NW Industrial St.
Portland, OR 97210

This email was sent to tyler.peterson@me.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Privacy Policy | Contact Us | Unsubscribe

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 59 of 133

From: **NewsBeat Social** ipo@newsbeatsocial.com
Subject: Over 10,000 people have signed up to invest in NewsBeat Social!
Date: May 17, 2016 at 8:30 AM
To: tyler.peterson@me.com

10,000
and counting...

Share on Facebook

Thanks to you, we've surpassed our third goal of signing up 10,000 Prospective Investors. Now, we need your help in reaching our next goal of signing up 20,000 by telling your friends and sharing this on Facebook!

Thank you for supporting crowd-financed news!

The NewsBeat Social Management Team

Newsbeat Social
3123 NW Industrial St.
Portland, OR 97210

This email was sent to tyler.peterson@me.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Privacy Policy | Contact Us | Unsubscribe

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 60 of 133

From: **NewsBeat Social** ipo@newsbeatsocial.com
Subject: REMINDER - Please sign up as a Prospective Investor
Date: March 16, 2016 at 2:21 PM
To: tyler@newsbeatsocial.com

NS

NewsBeat Social
NBS IPO

Sign up as an official NBS Prospective Investor:

Sign Up Now

Dear Tyler,

As part of our Regulation A+ IPO, we are giving those closest to our business the opportunity to invest in our IPO, including our existing investors, employees, friends and family.

Please click the link above to sign up as an official "NewsBeat Social Prospective Investor". When you become a Prospective Investor, we'll be able to provide you with information about how to register with our underwriter, WR Hambrecht + Co.

- [ ] **Become an NBS Prospective Investor.**
- [ ] **Register your interest with WR Hambrecht + Co. Early registration will ensure that you receive important and timely information about the offering and your participation in the IPO.**
- [ ] **Once the offering statement is qualified and assuming you meet all eligibility requirements, WR Hambrecht + Co will notify you when you will be able to invest in the IPO.**
- [ ] **Once the offering is completed, we plan to list on NASDAQ (ticker: NEWZ).**

YAHOO! FINANCE

NewsBeat Social Files For IPO Under Reg A+ With Plans To List On NASDAQ
http://finance.yahoo.com/news/newsbeat-social-files-ipo-under-120000025.html

PORTLAND BUSINESS JOURNAL

Portland media company aims to raise $50M with mini-IPO
http://www.bizjournals.com/portland/blog/techflash/2016/03/portland-media-company-aims-to-raise-50m-with-mini.html

Page 61 of 133

Thank you,
The NewsBeat Social Management Team

Newsbeat Social
3123 NW Industrial St.
Portland, OR 97210

This email was sent to tyler@newsbeatsocial.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Privacy Policy | Contact Us | Unsubscribe

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 62 of 133

From: **NewsBeat Social** ipo@newsbeatsocial.com
Subject: Tell us why you love NewsBeat Social and win!
Date: April 12, 2016 at 8:30 AM
To: tyler.peterson@me.com

Show us your support and win!
#NewsBeatNation

NewsBeat Social wants to see your #NewsBeatNation support and wants to know why you are a fan of the company. Have you been a long time viewer? What makes NewsBeat Social important to you? Are you passionate about the news?

We'll be featuring your responses, photos, and videos on our page and promotional materials to help spread the word about our crowd financed Reg A+ IPO. The best response will get a personal video message from a team member of your choosing!

Enter by April 18th by posting to Facebook or Instagram with the #NewsBeatNation hashtag!

The newsroom will be picking the winners - so get creative!

therlehlamy
FOLLOWING
42 likes
therlehlamy I love #machupicchu I love #newsbeatsocial BUT I especially love @mollyriehl mollyriehl I especially love YOU!!!
Add a comment...

Thank you!
NewsBeat Social

Newsbeat Social
3123 NW Industrial St.
Portland, OR 97210

This email was sent to tyler.peterson@me.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Privacy Policy | Contact Us | Unsubscribe

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661426/000114420416095843/v432585_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 63 of 133

NewsBeat Social
NBS IPO

Register your interest with our underwriter:

Visit WR Hambrecht + Co

WR HAMBRECHT + CO

We are currently accepting registrations of interest, which is a non-binding way for you to tell us that you may be interested in investing once the opportunity to invest is live. Early registration will ensure that you receive important and timely information about the offering and your participation in the IPO.

- [x] **Become an NBS Prospective Investor.**
- [ ] **Register your interest with our underwriter, WR Hambrecht + Co.**
- [ ] **Once the offering statement is qualified and assuming you meet all eligibility requirements, WR Hambrecht + Co will notify you when you will be able to invest in the IPO.**
- [ ] **Once the offering is completed, we plan to list on NASDAQ (ticker: NEWZ).**

Thank you,
The NewsBeat Social Management Team

NewsBeat Social
3123 NW Industrial St
Portland, OR 97214

This email was sent to ryan.overhauser@gmail.com. To ensure that you continue receiving our emails, please add us to your address book or safe list.

Unsubscribe | Privacy Policy | Contact Us

NewsBeat Social is a video-first news agency gathering coverage from around the world and delivering premium, fact-intensive 1-minute news reports across social media. NBS's news reports cover politics, business, entertainment, sports, culture, health, and trends. NBS has attracted more than 2.8 million fans on Facebook and its reports have been viewed over 423 million times. Founded in 2013, NBS is gathering and delivering news to today's time-pressed, mobile-focused audiences around the world.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:

--- END OF NEWSBEAT SOCIAL SOCIAL EMAIL COMMNICATION RELATING TO THE OFFERING ---

Page 64 of 133

WR HAMBRECHT + CO MATERIALS RELATING TO THE OFFERING

From: **WR Hambrecht + Co** info@wrhambrecht.com
Subject: NewsBeat Social Reg A+ IPO Interest Confirmation
Date: March 16, 2016 at 12:56 PM
To: Tyler Peterson tyler@newsbeatsocial.com

WH

WR HAMBRECHT+CO

REGISTER YOUR INTEREST™ CONFIRMATION

Dear Tyler

Thank you for registering for the NewsBeat Social Regulation A+ IPO.

Your Confirmation Number: 1458158113402
Your Name: Tyler Peterson
Your Indicated Investment: $1, 000.00
Your Interest Level: Very Interested

- [x] Become an NBS Prospective Investor.
- [x] Register your interest with WR Hambrecht + Co. Early registration will ensure that you receive important and timely information about the offering and your participation in the IPO. Download and View Current Filing
- [ ] Once the offering statement is qualified and assuming you meet all eligibility requirements, WR Hambrecht + Co will notify you when you will be able to invest in the IPO.
- [ ] Once the offering is completed, NewsBeat Social plans to list on NASDAQ (ticker: NEWZ).

Thank you,
WR Hambrecht + Co

WR HAMBRECHT+CO

415-551-8600 **Phone**
909 Montgomery Street, 3rd Floor, CA 94133

© 2015 WR Hambrecht + Co | User Agreement | Privacy Policy
WR Hambrecht + Co is not responsible for content provided by third parties.

Page 65 of 133

WRHAMBRECHT+CO

Initial Public Offerings | OpenIPO® | Clients | About | News | More

Reg A+ Initial Public Offering

NewsBeatSocial
One-Minute Video News

Register Your Interest | Download & View Current Filing

share this page

Pricing Information

Fixed Price	Shares Offered	Subscription Period Begins	Listing Symbol
TBD	TBD	TBD	NASDAQ: NEWZ

This IPO is not yet active.

Documents

Current Filing Download

Dated March 3, 2016

All documents have been filed with the Securities and Exchange Commission

Company Video

NewsBeatSocial
Reg A+ IPO
WRHAMBRECHT+CO

Overview

NewsBeat Social, Inc. ("NBS" or "the Company") is a video-first news agency, gathering news coverage from around the world and distributing one-minute, fact-intensive news reports across social media. NBS was formed in April 2012 and began operations on February 8, 2013. Since inception, the Company's business has expanded significantly, and it has gathered and distributed a total of 30,000 news reports, reaching viewers in 236 countries and territories around the world. Today, NBS has 30 full-time employees who gather and distribute over 50 news reports a day.

Since 2014, Facebook users have been presented with NBS news videos over 8.1 billion times, resulting in 403 million video "views" (lasting 3 seconds or more) in 2015 (up 458% from the previous year) and a Facebook fan base of approximately 2.8 million people as of the end of 2015 (up 27% from the previous year-end). From December 2014 to December 2015, the size of the Company's Facebook audience (i.e., the number of discrete individual user accounts given the opportunity to watch its news reports) increased 64%, to approximately 59 million a month. From 2014 to 2015, the engagement rate of the Company's Facebook audience (i.e., the percentage of such user accounts who view its news reports and "like", comment on or share them, expressed as an average of the 12 monthly engagement rate averages in a year) increased 87%, to 15% of its audience. NBS has been able to achieve this growth in audience and engagement rate while keeping news gathering and distribution costs below $100 per news report.

Legal

PLEASE NOTE: W.R. Hambrecht + Co., LLC urges you to read a company's preliminary offering circular thoroughly before participating in any offering. To receive a preliminary offering circular for this company, click on the link above, call 1-800-673-6476, fax 1-415-551-3123, or write to: 909 Montgomery Street, 3rd Floor, San Francisco, CA 94133.

Public offerings of securities are highly regulated by the Securities and Exchange Commission and self-regulatory organizations. There are a number of regulatory steps that affect the length and closing date of a public offering. These are not controlled by W.R. Hambrecht + Co., LLC or the issuing company.

IMPORTANT: An offering statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified.

No offer to sell the securities or solicitation of an offer to buy the securities is being made in any state where such offer or sale is not permitted under the "blue sky" or securities laws thereof. No offering is being made to individual investors in any state unless and until the offering has been registered in that state or an exemption from registration exists therein.

The above company description is excerpted from the preliminary offering circular and is not intended to be read except in connection with the review of the entire preliminary offering circular. The complete preliminary offering circular is available by clicking on the "view current filing" link above. This company description may not be printed or downloaded except in connection with the printing or downloading of the entire preliminary offering circular.

Publication of the preliminary offering circular is not a recommendation by W.R. Hambrecht + Co., LLC that any particular investor should purchase the securities described in the preliminary offering circular or that the securities are a suitable investment for any particular investor.

Publication of the preliminary offering circular does not constitute an offer by W.R. Hambrecht + Co., LLC to sell to any person or a solicitation of an offer from any person to buy from W.R. Hambrecht + Co., LLC, the securities described in the preliminary offering circular.

Contact

About Us
Careers
Contact Us
Investment Banking
P: (415) 551-8680
Sales and Trading
P: (415) 551-3200

Legal

This site is for U.S. investors only
SEC Rule 606 Order Routing Disclosure
Member FINRA/SIPC
Our Business Continuity Plan

Page 67 of 133

WRHAMBRECHT+CO

Register Your Interest™

(Why complete this form?)

* Required Fields

* First Name

Enter your first name

* Last Name

Enter your last name

* Email Address †

Enter your email address

* Confirm Email Address

Confirm your email address

* Investment Amount ($USD)

Enter investment amount ex($5,000)

* Interest Level:

- Somewhat Interested
- Very Interested
- I Definitely Plan on Investing

How did you hear about this offering?

Through a friend, colleague, or family member

Register Your Interest

Pricing Information

Fixed Price	Shares Offered
TBD	TBD

This IPO is not yet active.

Reg A+ IPO

Documents

Current Filing

Dated March 3, 2016

Download

All documents have been filed with the Securities and Exchange Commission

Overview

NewsBeat Social, Inc. ("NBS" or "the Company") is a video-first news agency, gathering news coverage from around the world and distributing one-minute, fact-intensive news reports across social media. NBS was formed in April 2012 and began operations on February 8, 2013. Since inception, the Company's business has expanded significantly, and it has gathered and distributed a total of 30,000 news reports, reaching viewers in 236 countries and territories around the world. Today, NBS has 30 full-time employees who gather and distribute over 50 news reports a day.

Since 2014, Facebook users have been presented with NBS news videos over 8.1 billion times, resulting in 403 million video "views" (lasting 3 seconds or more) in 2015 (up 458% from the previous year) and a Facebook fan base of approximately 2.8 million people as of the end of 2015 (up 27% from the previous year-end). From December 2014 to December 2015, the size of the Company's Facebook audience (i.e., the number of discrete individual user accounts given the opportunity to watch its news reports) increased 64%, to approximately 59 million a month. From 2014 to 2015, the engagement rate of the Company's Facebook audience (i.e., the percentage of such user accounts who view its news reports and "like", comment on or share them, expressed as an average of the 12 monthly engagement rate averages in a year) increased 87%, to 15% of its audience. NBS has been able to achieve this growth in audience and engagement rate while keeping news gathering and distribution costs below $100 per news report.

Legal

PLEASE NOTE: W.R. Hambrecht + Co., LLC urges you to read a company's preliminary offering circular thoroughly before participating in any offering. To receive a preliminary offering circular for this company, click on the link above, call 1-800-673-6476, fax 1-415-551-3123, or write to: 909 Montgomery Street, 3rd Floor, San Francisco, CA 94133.

Public offerings of securities are highly regulated by the Securities and Exchange Commission and self-regulatory organizations. There are a number of regulatory steps that affect the length and closing date of a public offering. These are not controlled by W.R. Hambrecht + Co., LLC or the issuing company.

IMPORTANT: An offering statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified.

No offer to sell the securities or solicitation of an offer to buy the securities is being made in any state where such offer or sale is not permitted under the "blue sky" or securities laws thereof. No offering is being made to individual investors in any state unless and until the offering has been registered in that state or an exemption from registration exists therein.

The above company description is excerpted from the preliminary offering circular and is not intended to be read except in connection with the review of the entire preliminary offering circular. The complete preliminary offering circular is available by clicking on the "view current filing" link above. This company description may not be printed or downloaded except in connection with the printing or downloading of the entire preliminary offering circular.

Publication of the preliminary offering circular is not a recommendation by W.R. Hambrecht + Co., LLC that any particular investor should purchase the securities described in the preliminary offering circular or that the securities are a suitable investment for any particular investor.

Publication of the preliminary offering circular does not constitute an offer by W.R. Hambrecht + Co., LLC to sell to any person or a solicitation of an offer from any person to buy from W.R. Hambrecht + Co., LLC the securities described in the preliminary offering circular.

Contact

About Us

Careers

Contact Us

Investment Banking
P: (415) 551-8680

Sales and Trading
P: (415) 551-3200

Legal

This site is for U.S. investors only

SEC Rule 606 Order Routing Disclosure

Member FINRA/SIPC

Our Business Continuity Plan

Page 68 of 133

WRHAMBRECHT+CO

APPROVED FOR GENERAL DISTRIBUTION

REGULATION A INITIAL PUBLIC OFFERING: INTRODUCTION

John Hullar, Managing Partner
jhullar@wrhambrecht.com

Whitney White, ECM
wwhite@wrhambrecht.com

NewsBeatSocial

Minimum of xxxx Shares / Maximum of xxxx Shares
Common Stock

Chris Hannan, Equity Sales
415-551-3200
channan@wrhambrecht.com

Helen Miazga, Project Manager
hmiazga@wrhambrecht.com

COMPANY OVERVIEW

NewsBeat Social is a leading video news agency, delivering one-minute news reports across social media. NewsBeat Social's original news reports cover world events, politics, science, technology, business, nature, trends, culture and health. Founded in 2013, NewsBeat Social gathers and delivers the news to today's time-pressed mobile audiences around the world. NewsBeat's platform is capable of cost-effectively delivering significant volume of highly relevant news to any consumer segment around the world. The company has quickly built a strong viewership base and brand for its engaging, fact-led news and is now seeking investors to provide additional capital that will be used to expand its news gathering capabilities, grow production volume and distribution, develop advertising and syndications revenues, and launch a consumer subscription app.

Website: http://www.newsbeatsocial.com
Number of Employees: 30
Company Headquarters: Portland, OR

THE OFFERING

NewsBeat Social offers a minimum of $15.0 million and a maximum of $50.0 million of common stock, consisting of a minimum of __ million and a maximum of __ million shares at an offering price of $x.xx per share. The securities will list on NASDAQ and begin trading shortly after the close of this offering. Net proceeds to NewsBeat Social are anticipated to be $46.9 million, assuming the company sells the Maximum Offering, and $13.78 million, assuming the company sells the Minimum Offering, following the payment of selling commissions, underwriter fees and other offering costs.

Anticipated Symbol / Trading Venue:	[NEWZ] / NASDAQ	Filing Price:	
Total Shares Offered:		Gross Proceeds (at midpoint):	$42.5
Lock-Up:	180 Days	Pro Forma Market Cap (at midpoint):	

MARKETING MATERIALS		OFFERING TIMETABLE	
Offering Circular:	SEC EDGAR Website	Test-The-Waters:	[Est. Date Range]
Company Video:	wrhambrecht.com	Road Show:	[Est. Dates]
Other Materials:	wrhambrecht.com	Expected Pricing:	[Pricing Est.]

INVESTMENT HIGHLIGHTS

Investment Highlight: Premium, Engaging Content and Strong Viewer Base

- Shifting consumer preference for video consumption online and via social platforms
- Half of Americans discover news online and approximately 42% use social media to discover news
- NewsBeat has created premium content to fill the high demand for short form news videos resulting in substantial viewership
- Over **349 million total video views** in 2015 with a unique reach of **59.5 million on Facebook** in December 2015
- Impressive Facebook page **engagement rate of 15%** in 2015
- Impressive global audience with viewers in **236 countries**

Investment Highlight: Highly Scalable, Cost Efficient Content Creation Platform

- Streamlined operations with a production headquarters in Portland, Oregon and three remote reporters in Washington D.C., New York City and Manila
- Publishes over 50 original, anchored one-minute news videos across a spectrum of topics called "Beats" every day
- **30,000+ videos created** in over three years of operations
- **Under $100** per report gathered and distributed

Investment Highlight: Expansion Plans

- News gathering: Move from one shift 5 days a week to 3 shifts 7 days a week, multiple filming stages, additional on-location reporters and investment in workflow technology to launch "Uber-like" model for journalists to work on demand from anywhere around the world.
- News distribution: Improve existing platforms and build new platforms for news distribution, including messaging services like Snapchat and WhatsApp.
- Develop a subscription app that can be downloaded onto mobile devices for use by subscribers.
- Advertising and syndication development, including building an advertising and syndication sales team, technology investments to enable automated ad buying in connection with particular news reports and audiences, and partnerships required to execute our advertising and syndication efforts effectively.

(Over)

Page 69 of 133

WR HAMBRECHT+CO

APPROVED FOR GENERAL DISTRIBUTION

Investment Highlight: Revenue Opportunities

- Pre & Post-Roll Advertising: NewsBeat has completed over 18 pilot test campaigns with brands like Intel and Coast Products. Sold on a cost per view model in Facebook, these test campaigns generated an average of 94% pre-roll completion and 70% post-roll completion.
- Consumer Subscription: NewsBeat plans to launch a premium subscription app later in the year. The app will offer a personalized, ad free and vertical video experience at a target price of $1.99/month.
- Syndication: NewsBeat is a powerful video complement for other web properties. Priority segments include news organizations, health and lifestyle and science and technology. Syndication would be on either a revenue share model or straight subscription basis.

RISK FACTORS

The Majority of the company's news is watched on Facebook, and changes to how Facebook distributes and monetizes video content could adversely affect its business. It currently generates the majority of its audience and video views through Facebook and expects to continue to do so for the foreseeable future. As a result, Facebook's policies and practices exert significant influence over the maintenance and growth of its business. The business would be harmed if Facebook discontinues or limits access to its platform or modifies its terms and conditions or other policies, including fees charged to, or other restrictions imposed on, application developers, in ways that are unfavorable to the business.

NewsBeat Social has a limited operating history and commenced operations on February 8, 2013. Accordingly, there is only limited information upon which an evaluation of the prospects and future performance can be made. The proposed operations are subject to all business risks associated with new enterprises. It operates in an immature and rapidly evolving industry and has a relatively new business model. The industry in which it operates is characterized by rapidly changing Internet media, evolving industry standards and shifting user and client demands.

It has incurred significant losses since inception, and anticipates that will continue to incur significant losses in the future. For six months ended June 30, 2015, it reported a net loss of $1.3mn, and for the year ended December 31, 2014, it reported a net loss of $10.9mn. The company expects these losses to increase as it continues to seek to grow the audience and operations. In addition, it may encounter unforeseen expenses, difficulties, complications, delays and other unknown factors that may adversely affect the timing of financial and operating expectations. Even if the company is able to grow its revenues, it may not occur quickly enough to sustain operations.

A large portion of the projected revenue would be generated from advertising. It may be unable to attract or retain advertisers, which could adversely affect the future revenue. Additionally, even if it is successful in retaining advertisers, the future advertising revenue is likely to be affected by numerous factors, including economic conditions, audience fragmentation and evolving digital advertising market dynamics. Its business model is relatively new and the company requires substantial time and effort educating potential advertisers, publishers and content providers about its solutions, including providing demonstrations.

Note: Additional risk factors are listed in the Offering Circular filed by NewsBeat Social with SEC.

This document contains forward-looking statements reflecting current expectations that involve risks and uncertainties. These forward looking statements include statements regarding commercialization plans, expansion plans, the potential audience for the company's products, and the offering timetable. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the section entitled "Risk Factors" and elsewhere in the offering circular.

--- --- --- END OF WR HAMBRECHT + CO MATERIALS RELATING TO THE OFFERING --- --- ---

Page 70 of 133

NEWSBEAT SOCIAL SOCIAL MEDIA PAGES RELATING TO THE OFFERING

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NewsBeat Social is a digital video news agency distributing dozens of objectively anchored, one-minute news reports to a global audience on social media
LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.
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Page 71 of 133

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm
No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.
Mission
A global video news agency, distributing objective one-minute news reports through social media on mobile devices
Founded
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Daily Video News Reports - Delivered in One-Minute
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Page 73 of 133

newsbeat social
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The link nbs.io/1UeyZ9U leads to the following legend on www.newsbeatsocial.com:

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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--- --- --- END OF NEWSBEAT SOCIAL SOCIAL MEDIA PAGES RELATING TO THE OFFERING --- --- ---

Page 75 of 133

NEWSBEAT SOCIAL FACEBOOK AND INSTAGRAM MARKETING RELATING TO THE OFFERING

ALL "SIGN UP" OR "LEARN MORE" CLICK INSTANCES IN THE FOLLOWING PAGES OPEN UP A FORM AS SHOWN BELOW.

FORM ONE:

NewsBeat Social
News
It's your news. You should own it.
No agenda, no sponsors, no bull****
Stay informed with one-minute reports
Anchored news, 50+ reports per day
World events, Politics, Science, Technology, Business, Health, Nature & Trends
Over 5,000 have signed up to invest
Cancel
SIGN UP TO INVEST
NewsBeat Social
News
Sign up by providing your info below.
Email
test@facebook.com
Country
<test lead: dummy data for country>
Nothing you share will be posted on Facebook. This info is sent to NewsBeat Social.
Back
Cancel
Next
NewsBeat Social
News
Terms and Conditions for NewsBeat Social
LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm
No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.
By clicking Submit, you agree to send your info to NewsBeat Social who agrees to use it according to their privacy policy and the above Terms. Facebook will also use it subject to our Data Policy, including to auto-fill forms for ads. Facebook Data Policy View NewsBeat Social's Privacy Policy
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Close
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Page 76 of 133

FORM TWO:

NewsBeat Social
[READ LEGEND: nbs.io/1ueyz9u]
News
It's your news. You should own it.
• No agenda, no sponsors, just news
• Stay informed with one-minute reports
• Anchored news, 50+ reports per day
• World events, Politics, Science, Technology, Business, Health, Nature & Trends
• Over 5,500 have signed up to invest
Cancel
SIGN UP TO INVEST
NewsBeat Social
News
Sign up by providing your info below.
Email
test@facebook.com
Country
<test lead: dummy data for country>
Nothing you share will be posted on Facebook. This info is sent to NewsBeat Social.
Back
Cancel
Next
NewsBeat Social
News
Terms and Conditions for NewsBeat Social
LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm
No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.
By clicking Submit, you agree to send your info to NewsBeat Social who agrees to use it according to their privacy policy and the above Terms. Facebook will also use it subject to our Data Policy, including to auto-fill forms for ads. Facebook Data Policy View NewsBeat Social's Privacy Policy
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Page 77 of 133

FORM THREE:

NewsBeat Social
News
Subber
http://subber.nbs.local/
It's your news. You should own it.
No agenda, no sponsors, just news
Stay informed with one-minute reports
Anchored news, 50+ reports per day
World events, Politics, Science, Technology, Business, Health, Nature & Trends
Over 7,000 have signed up to invest
Cancel
SIGN UP TO INVEST
NewsBeat Social
News
Sign up by providing your info below.
Email
test@facebook.com
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<test lead: dummy data for country>
Nothing you share will be posted on Facebook. This info is sent to NewsBeat Social.
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Next
NewsBeat Social
News
Terms and Conditions for NewsBeat Social
LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiandiii.htm
No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.
By clicking Submit, you agree to send your info to NewsBeat Social who agrees to use it according to their privacy policy and the above Terms. Facebook will also use it subject to our Data Policy, including to auto-fill forms for ads. Facebook Data Policy View NewsBeat Social's Privacy Policy
Back
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You're all set.
Your info has been sent to NewsBeat Social. Tap below to visit NewsBeat Social.
Close
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Page 78 of 133

FORM FOUR:

NewsBeat Social
News
It's your news. You should own it.
• No agenda, no sponsors, just news
• Stay informed with one-minute reports
• Anchored news, 50+ reports per day
• World events, Politics, Science, Technology, Business, Health, Nature & Trends
• Over 10,000 have signed up to invest
Cancel
SIGN UP TO INVEST
NewsBeat Social
News
Sign up by providing your info below.
Email
test@facebook.com
Country
<test lead: dummy data for country>
Nothing you share will be posted on Facebook. This info is sent to NewsBeat Social.
Back
Cancel
Next
NewsBeat Social
News
Terms and Conditions for NewsBeat Social
LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm
No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.
By clicking Submit, you agree to send your info to NewsBeat Social who agrees to use it according to their privacy policy and the above Terms. Facebook will also use it subject to our Data Policy, including to auto-fill forms for ads. Facebook Data Policy View NewsBeat Social's Privacy Policy
Back
Cancel
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News
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Your info has been sent to NewsBeat Social. Tap below to visit NewsBeat Social.
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Page 79 of 133

FORM FIVE:

NewsBeat Social
News
Invest in Our Upcoming Reg A+ IPO
• Scaling news gathering, including our "Uber-like" model for journalists
• Expanding distribution to more social channels such as Snapchat and WhatsApp
• Launching our premium subscription app
Cancel
Sign Up to Learn How to Invest
NewsBeat Social
News
Sign up by providing your info below.
Email
test@facebook.com
Country
<test lead: dummy data for country>
Nothing you share will be posted on Facebook. This info is sent to NewsBeat Social.
Back
Cancel
Next
NewsBeat Social
News
Terms and Conditions for NewsBeat Social
LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432365_partiandiii.htm
No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.
By clicking Submit, you agree to send your info to NewsBeat Social who agrees to use it according to their privacy policy and the above Terms. Facebook will also use it subject to our Data Policy, including to auto-fill forms for ads. Facebook Data Policy View NewsBeat Social's Privacy Policy
Back
Cancel
Submit
NewsBeat Social
News
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Your info has been sent to NewsBeat Social. Tap below to visit NewsBeat Social.
Close
View Website

Page 80 of 133

FORM SIX:

NewsBeat Social
[READ LEGEND: nbs.io/1ueyz9u]
News
Invest in Our Upcoming Reg A+ IPO
• Scaling news gathering, including our "Uber-like" model for journalists
• Expanding distribution to more social channels such as Snapchat and WhatsApp
• Launching our premium subscription app
Cancel
Sign Up to Learn How to Invest
NewsBeat Social
News
Sign up by providing your info below.
Email
test@facebook.com
Country
<test lead: dummy data for country>
Nothing you share will be posted on Facebook. This info is sent to NewsBeat Social.
Back
Cancel
Next
NewsBeat Social
News
Terms and Conditions for NewsBeat Social
LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link:
https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432365_partiandii.htm
No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.
By clicking Submit, you agree to send your info to NewsBeat Social who agrees to use it according to their privacy policy and the above Terms. Facebook will also use it subject to our Data Policy, including to auto-fill forms for ads. Facebook Data Policy View NewsBeat Social's Privacy Policy
Back
Cancel
Submit
NewsBeat Social
News
You're all set.
Your info has been sent to NewsBeat Social. Tap below to visit NewsBeat Social.
Close
View Website

--- --- --- END OF NEWSBEAT SOCIAL SOCIAL FORM SEQUENCES --- --- ---

Page 81 of 133

CONTINUED: NEWSBEAT SOCIAL FACEBOOK AND INSTAGRAM MARKETING RELATING TO THE OFFERING

NewsBeat Social
Hey NewsBeat Social fans, here's a sneak peek at the future NBS app!
We're planning to launch the app later this year with the investment proceeds from our upcoming IPO. Click 'Sign Up' to become a Prospective Investor and help make the app become a reality!
HELP FUND OUR NEW APP
WATCH
Personalized NBS Feed
Sign Up
READ
Read Report Transcripts
Sign Up
NewsBeat Social
Hey NewsBeat Social fans, here's a sneak peek at the future NBS app!
We're planning to launch the app later this year with the investment proceeds from our upcoming IPO. Click 'Sign Up' to become a Prospective Investor and help make the app become a reality!
HELP FUND OUR NEW APP
READ
Read Report Transcripts
Sign Up
NewsBeat Social
Hey NewsBeat Social fans, here's a sneak peek at the future NBS app!
We're planning to launch the app later this year with the investment proceeds from our upcoming IPO. Click 'Sign Up' to become a Prospective Investor and help make the app become a reality!
HELP FUND OUR NEW APP
LISTEN
Listen to Reports On-The-Go
Sign Up

Page 82 of 133

THE FOLLOWING IS FROM A VIDEO SEQUENCE WHEN A USER CLICKS ON THE PLAY ICON ON THE VIDEO. THE "POST TEXT" AND "SIGN UP" FORM REMAIN CONSISTENT THROUGH PLAYBACK.

NewsBeat Social
May 17 at 4:16pm
Who owns your news?
LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/ .../000114420416.../v432385_partiiandiii.htm
No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.
1. All numbers as of December 2015.
2. Engagement rate is the percentage of people who saw a NewsBeat Social Facebook post that viewed, liked, shared, clicked or commented.
Over 8,000 people have signed up to invest!
Help us achieve our goal of listing on NASDAQ
IPO.NEWSBEATSOCIAL.COM
Sign Up
2.4K Views

POST TEXT

SIGN UP FORM

who owns your news?
old media, looking to reclaim your attention, are investing millions in **new media upstarts**
old media, looking to reclaim your attention,
are investing millions in **new media upstarts**

Page 83 of 133

TimeWarner
COMCAST
HEARST
axel springer
Turner
NBCUniversal
Mashable
COMPLEX
BuzzFeed
NOWTHIS
NT
BUSINESS INSIDER
NewsBeat Social
is choosing
a different path
we want to grow
independently
not with old media
NewsBeat Social
plans to be the first
crowd-financed
news agency to list on
Nasdaq
READ LEGEND: NBS.IO/1UEYZ9U
NO AGENDA
READ LEGEND: NBS.IO/1UEYZ9U
NO SPONSORS
READ LEGEND: NBS.IO/1UEYZ9U
NO BULLS***
READ LEGEND: NBS.IO/1UEYZ9U
NBS
just news
help us keep it that way
READ LEGEND: NBS.IO/1UEYZ9U
LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm
No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.
READ LEGEND: NBS.IO/1UEYZ9U

--- --- --- END OF VIDEO SEQUENCE --- --- ---

Page 84 of 133

THE FOLLOWING IS FROM A VIDEO SEQUENCE WHEN A USER CLICKS ON THE PLAY ICON ON THE VIDEO. THE "POST TEXT" AND "SIGN UP" FORM REMAIN CONSISTENT THROUGH PLAYBACK.

NewsBeat Social
Written by Adam Butler · April 20

Put the news back in your Facebook News Feed with NewsBeat Social. Our mission is simple - keep you informed and keep our opinions out of it. Sign up today to invest in the first crowd-financed news agency that plans to list on NASDAQ.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/.../000114420416.../v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

POST TEXT

[READ LEGEND: nbs.io/1ue9zyu]

You Can Invest in NewsBeat Social
Learn more about becoming a Prospective Investor
IPO.NEWSBEATSOCIAL.COM
Sign Up

SIGN UP FORM

Page 85 of 133

NEWS REPORTS NOT AGENDAS
Marwin Dela Paz Bringas
Tokyo, Japan
"It's fun watching NewsBeat Social i
You can support NewsBeat Social by signing up to invest in our crowd-financed IPO
READ LEGEND: nbs.io/1UeyZ9U
Marwin Dela Paz Bringas
Tokyo, Japan
"It's fun watching NewsBeat Social in the train, bus or while walking anytime going to work or school."

DISCOVER THE POWER OF ONE-MINUTE NEWS
Jan Aldwin Cutin
Davao City, Philippines
"NewsBeat Social is my source of fast, fact
You can support NewsBeat Social by signing up to invest in our crowd-financed IPO
Jan Aldwin Cutin
Davao City, Philippines
"NewsBeat Social is my source of fast, factual and entertaining news from all around the world."

Page 86 of 133

DISCOVER THE POWER OF ONE-MINUTE NEWS
Click for more
Support Crowd-Financed News
Jesse Bentley
North Dakota, USA
"I love your one minute news cl
Click for more
Support Crowd-Financed News
such offer, sale or solicitation would not be permitted by law.
Jesse Bentley
North Dakota, USA
"I love your one minute news clips. So easy to stay up to date!"
You can support NewsBeat Social by signing up to invest in our crowd-financed IPO
READ LEGEND: nbs.io/1UeyZ9U

DISCOVER THE POWER OF ONE-MINUTE NEWS
Click for more
Support Crowd-Financed News
Wade Y. Tan
Oman
"Informative... Concise and Interesting.... Tnx for giving
Wade Y. Tan
Oman
"Informative... Concise and Interesting.... Tnx for giving us the gist of the news..."
You can support NewsBeat Social by signing up to invest in our crowd-financed IPO
READ LEGEND: nbs.io/1UeyZ9U

--- --- --- END OF VIDEO IMAGE SEQUENCE --- --- ---

Page 87 of 133

THE FOLLOWING IS FROM A VIDEO SEQUENCE WHEN A USER CLICKS ON THE PLAY ICON ON THE VIDEO. THE “POST TEXT” REMAIN CONSISTENT THROUGH PLAYBACK.

NewsBeat Social

April 11 at 4:09pm

You can support crowd-financed news. Our one-minute news videos cover the facts without an agenda. Sign up today to invest in the first crowd-financed news agency that plans to list on NASDAQ.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

DeAllen Young
Ohio, United States
"I love how NBS
READ LEGEND: nbs.io/1UeyZ9U
4.1K Views

POST TEXT

NEWS
REPORTS
NOT
AGENDAS

DeAllen Young
Ohio, United States
"I love how NBS is just news! No speculation, no gossip, no bull**** narrative,

DeAllen Young
Ohio, United States
"I love how NBS is just news! No speculation, no gossip, no bull**** narrative, JUST NEWS! Please keep up the work and I’ll be sure to spread it everywhere I go."

You can support NewsBeat Social by signing up to invest in our crowd-financed IPO
READ LEGEND: nbs.io/1UeyZ9U

Page 88 of 133

THE FOLLOWING IS FROM A VIDEO SEQUENCE WHEN A USER CLICKS ON THE PLAY ICON ON THE VIDEO. THE "POST TEXT" REMAIN CONSISTENT THROUGH PLAYBACK.

NBS
One-Minute Video News
NBS
One-Minute Video News

NewsBeat Social
April 19 at 1:45pm

POST TEXT

Put the news back in your Facebook News Feed with NewsBeat Social. Our mission is simple - keep you informed and keep our opinions out of it. Sign up today to invest in the first crowd-financed news agency that plans to list on NASDAQ.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

NBS
One-Minute Video News

You Can Invest in NewsBeat Social

Learn more about becoming a Prospective Investor

IPO.NEWSBEATSOCIAL.COM

Sign Up

Page 89 of 133

NO AGENDA

NO SPONSORS

NO BULLS***

NBS
One-Minute Video News

--- --- --- END OF VIDEO IMAGE SEQUENCE --- --- ---

Page 90 of 133

THE FOLLOWING IS FROM A VIDEO SEQUENCE WHEN A USER CLICKS ON THE PLAY ICON ON THE VIDEO.

Instagram
CROWDFUNDED
NBS IPO
READ LEGEND: nbs.io/1UeyZ9U

CROWDFUNDED
NBS IPO
READ LEGEND: nbs.io/1UeyZ9U

NEW APP
"The Falcon Has Landed"
Sign Up
READ LEGEND: nbs.io/1UeyZ9U

EXPANDED COVERAGE
READ LEGEND: nbs.io/1UeyZ9U

Page 91 of 133

MORE CHANNELS
READ LEGEND: nbs.io/1UeyZ9U

YOU CAN INVEST
NewsBeatSocial.com/IPO

READ LEGEND: nbs.io/1UeyZ9U

--- --- --- END OF VIDEO IMAGE SEQUENCE --- --- ---

Page 92 of 133

THE BELOW TWO IMAGES FROM A 7-SECOND VIDEO SEQUENCE THAT PLAYS FOLLOWING A NEWS REPORT. LEGEND LINK BELOW PLAY BAR.

NewsBeat Social
News
Published by SocialFlow [?] · 1 hr ·
Apple reportedly looking into making electric car charging stations
#NewsBeatScienceTech
over
11,000
people have signed up to
invest
-0:50
READ LEGEND: NBS.IO/1UEYZ9U

NewsBeat Social
News
Published by SocialFlow [?] · 1 hr ·
Apple reportedly looking into making electric car charging stations
#NewsBeatScienceTech
CROWD-FINANCED
NEWS
sign up today
to become a
Prospective Investor
www.NewsBeatSocial.com/IPO
-0:49
READ LEGEND: NBS.IO/1UEYZ9U

Page 93 of 133

NewsBeat Social
April 5 ·

Like Page

NewsBeat Social is breaking new ground by giving our audience an opportunity to invest in our upcoming RegA+ IPO. But we didn't stop there. We're also one of the first crowdfunded IPOs that plans to list our shares on NASDAQ, the world's second largest stock exchange. That means that, if our IPO and listing are successful, you'll be able to trade your NewsBeat shares on the NASDAQ market. Sign up to invest today at newsbeatsocial.com/IPO.

CROWDFUNDED
NBS IPO
PLANS TO LIST ON
NASDAQ
TICKER: NEWZ
READ LEGEND: nbs.io/1UeyZ9U

YOU CAN INVEST IN NEWSBEAT SOCIAL

Learn more about investing in our upcoming IPO

IPO.NEWSBEATSOCIAL.COM

Sign Up

Page 94 of 133

NewsBeat Social
April 13 at 1:27pm ·

Like Page

NewsBeat Social is breaking new ground by giving our audience an opportunity to invest in our upcoming RegA+ IPO. But we didn't stop there. We're also one of the first crowdfunded IPOs that plans to list our shares on NASDAQ, the world's second largest stock exchange. That means that, if our IPO and listing are successful, you'll be able to trade your NewsBeat shares on the NASDAQ market. Sign up to invest today at newsbeatsocial.com/IPO.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/ …/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWDFUNDED
NBS IPO
PLANS TO LIST ON
NASDAQ
TICKER: NEWZ
READ LEGEND: nbs.io/1UeyZ9U

YOU CAN INVEST IN NEWSBEAT SOCIAL

Learn more about investing in our upcoming IPO

IPO.NEWSBEATSOCIAL.COM

Sign Up

Page 95 of 133

NewsBeat Social
News
Written by Riley Grubb [?] · March 23
In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.
[READ LEGEND: nbs.io/21ImPat]
NewsBeatSocial
Reg A+ IPO
WRHAMBRECHT+CO
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

The link nbs.io/21lmPat leads to the following legend on www.newsbeatsocial.com:

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 96 of 133

THE FOLLOWING ANCHOR VIDEOS CONTAIN THE FOLLOWING SCRIPTS:

Anchor Video V2

- Hey NewsBeat fans! Thanks to you, we grew our video views by 463 percent last year to 349 million, and now we're raising money from our audience to help us expand further. Sign up today for the opportunity to participate in our upcoming IPO. Learn more at NewsBeatSocial.com/ipo

Anchor Video V3

- Hey NewsBeat fans! Thanks to you, we grew our video views by 463 percent last year to 349 million, and now we're raising money from you, our audience, to help us grow. If you'd like to invest, visit NewsBeatSocial.com/ipo to learn more.

Anchor Video V1

- Thanks to you, we've completed over 30,000 news reports that have been watched over 423 million times since 2013. And now we're raising money from you, our audience, to help us grow. If you'd like to invest, visit NewsBeatSocial.com/IPO to learn more.

Anchor Video V5

- In December 2015, we reached 59 million people on Facebook, up 66 percent from the previous year and its all thanks to you. Now we plan to list on Nasdaq, and we're offering you a chance to invest to help us grow. Sign up today to learn more at newsbeatsocial.com/ipo

Anchor Video V4

- NewsBeat Social is doing something very exciting – and we want you to be a part of it. Because thanks to you, we grew our video views by 463 percent last year to 349 million. So we're offering you an opportunity to invest in us. Sign up now to learn more at newsbeatsocial.com/ipo

Nasdaq Video WEST Ad

- NewsBeat Social is breaking new ground by giving our audience an opportunity to invest in our upcoming RegA+ IPO. But we aren't stopping there. We're also one of the first crowdfunded IPOs that plans to list our shares on NASDAQ, the world's second largest stock exchange. That means that, if our IPO and listing are successful, you'll be able to trade your Newsbeat shares on the NASDAQ market. Sign up to invest today at newsbeatsocial.com/ipo

Reg A Lead Gen - Molly Selfie - US

- Hey NewsBeatNation, it's Molly, I just wanted to share with you the incredible news that more than 10,000 people have now signed up to invest in our crowd-financed IPO. If you're one of those people, thank you so much, you are the best. If not, theres still time.

Page 97 of 133

NewsBeat Social
Like Page
News
April 1
NewsBeat Social is breaking new ground by giving our audience an opportunity to invest in our upcoming RegA+ IPO. But we didn't stop there. We're also one of the first crowdfunded IPOs that plans to list our shares on NASDAQ, the world's second largest stock exchange. That means that, if our IPO and listing are successful, you'll be able to trade your NewsBeat shares on the NASDAQ market. Sign up to invest today at newsbeatsocial.com/IPO.
CROWDFUNDED
NBS IPO
PLANS TO LIST ON
NASDAQ
TICKER: NEWZ
YOU CAN INVEST AT
NewsBeatSocial.com/IPO
upcoming RegA+ IPO. But we aren't stopping there.
We're also one of the first crowdfunded IPOs that
READ LEGEND: nbs.io/1UeyZ9U
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

NewsBeat Social
Like Page
News
April 6 at 3:40pm
We plan to list NewsBeat Social on NASDAQ and are offering you a chance to invest to help us grow.
CROWDFUNDED
NBS IPO
PLANS TO LIST ON
NASDAQ
TICKER: NEWZ
YOU CAN INVEST AT
NewsBeatSocial.com/IPO
upcoming RegA+ IPO. But we aren't stopping there.
We're also one of the first crowdfunded IPOs that
READ LEGEND: nbs.io/1UeyZ9U
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Sign Up

Page 98 of 133

NewsBeat Social
Written by Riley Grubb [?] · March 25 ·

In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.
[READ LEGEND: nbs.io/21ImPat]

CROWDFUNDED
NBS IPO

YOU CAN INVEST IN NEWSBEAT SOCIAL

Learn more about investing in our upcoming IPO

IPO.NEWSBEATSOCIAL.COM

Learn More

NewsBeat Social
Written by Riley Grubb [?] · April 19 at 8:56am ·

In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWDFUNDED
NBS IPO

YOU CAN INVEST IN NEWSBEAT SOCIAL

Learn more about investing in our upcoming IPO

IPO.NEWSBEATSOCIAL.COM

Learn More

Page 99 of 133

NewsBeat Social
News
Written by Riley Grubb [?] · March 25 ·
In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.
[READ LEGEND: nbs.io/21ImPat]
CROWDFUNDED
NBS IPO
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

NewsBeat Social
News
Written by Riley Grubb [?] · March 25 ·
In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.
[READ LEGEND: nbs.io/21ImPat]
CROWDFUNDED
NBS IPO
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

NewsBeatSocial
NBS IPO
PLANS TO LIST ON
NASDAQ
TICKER: NEWZ
YOU CAN INVEST AT
NewsBeatSocial.com/IPO
READ LEGEND: nbs.io/21ImPat

Page 100 of 133

READ LEGEND: NBS.IO/1UEYZ9U
Over 10,000 people have signed up to invest!
Help us achieve our goal of listing on NASDAQ [Read Legend: nbs.io/1ue9zyu]
IPO.NEWSBEATSOCIAL.COM
Sign Up

--- --- --- END OF ANCHOR VIDEO SCRIPTS --- --- ---

Page 101 of 133

NewsBeat Social
News
Written by Riley Grubb [?] · March 25
Thanks to you, we've completed over 30,000 news reports that have been watched over 423 million times since 2013. And now we're raising money from you, our audience, to help us grow.
[READ LEGEND: nbs.io/21ImPat]
CROWDFUNDED
NBS IPO
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

NewsBeat Social
News
Written by Riley Grubb [?] · March 25
Hey NewsBeat fans! Thanks to you, we grew our video views by 463% last year, to 349 million. And now we're raising money from our audience to help us expand further.
[READ LEGEND: nbs.io/21ImPat]
CROWDFUNDED
NBS IPO
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

NewsBeat Social
News
Written by Riley Grubb [?] · March 25
Since 2013, we've gathered and distributed over 30,000 news reports that have been presented on Facebook 8 billion times. Now we're offering you an opportunity to invest in us.
[READ LEGEND: nbs.io/21ImPat]
CROWDFUNDED
NBS IPO
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

NewsBeat Social
News
March 29
Like Page
In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.
[READ LEGEND: nbs.io/21ImPat]
CROWDFUNDED
NBS IPO
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

Page 102 of 133

NewsBeat Social
March 29
In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.
[READ LEGEND: nbs.io/21ImPat]
Like Page
CROWDFUNDED
NBS IPO
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

NewsBeat Social
March 29
In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.
[READ LEGEND: nbs.io/21ImPat]
Like Page
CROWDFUNDED
NBS IPO
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

NewsBeat Social
March 29
In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.
[READ LEGEND: nbs.io/21ImPat]
Like Page
CROWDFUNDED
NBS IPO
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

Page 103 of 133

NewsBeat Social
Written by Riley Grubb · March 18
Thanks to you, we've completed over 30,000 news reports that have been watched over 423 million times since 2013. And now we're raising money from you, our audience, to help us grow.
[READ LEGEND: nbs.io/21ImPat]
NewsBeat Social
Reg A+ IPO
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

NewsBeat Social
Written by Riley Grubb · March 18
Hey NewsBeat fans! Thanks to you, we grew our video views by 463% last year, to 349 million. And now we're raising money from our audience to help us expand further.
[READ LEGEND: nbs.io/21ImPat]
NewsBeat Social
Reg A+ IPO
YOU CAN INVEST IN NEWSBEAT SOCIAL
Learn more about investing in our upcoming IPO
IPO.NEWSBEATSOCIAL.COM
Learn More

Page 104 of 133

NewsBeat Social added 2 new photos.
April 13 ·

NewsBeat Social wants to see your #NewsBeatNation support and know why you are a fan of the company. Have you been a long time viewer? What makes NewsBeat Social important to you? Are you passionate about the news?

We'll be featuring your responses, photos, and videos on our page and promotional materials to help spread the word about our crowd-financed Reg A+ IPO. The best response will get a personal video message from a team member of your choosing!

Enter by April 18th by posting to Facebook or Instagram with the #NewsBeatNation hashtag!

The newsroom will be picking the winners - so get creative!

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm
No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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I love #machupicchu I love #newsbeatsocial BUT I especially love @mollyriehl mollyriehl I especially love YOU!!!

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Page 105 of 133

NewsBeat Social
April 5
We plan to list NewsBeat Social on NASDAQ and are offering you a chance to invest to help us grow
READ LEGEND: nbs.io/1UeyZ9U
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Scaling news gathering, including o...
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191
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3 comments

NewsBeat Social
April 5
We plan to list NewsBeat Social on NASDAQ and are offering you a chance to invest to help us grow
READ LEGEND: nbs.io/1UeyZ9U
Learn More
Expanded Coverage
Learn More
Expanding distribution to more soc...
More Channels
Launching our
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191
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1 share
3 comments

NewsBeat Social
April 5
We plan to list NewsBeat Social on NASDAQ and are offering you a chance to invest to help us grow
READ LEGEND: nbs.io/1UeyZ9U
Learn More
to more soc...
More Channels
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Launching our premium subscriptio...
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191
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3 comments

Page 106 of 133

NewsBeat Social
April 11 at 3:06pm

SNEAK PEEK: Watch, Read, and Listen in our planned consumer app – We're crowdfunding it with our Reg A+ IPO. You can invest by signing up today.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/ .../000114420416.../v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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NewsBeat Social
April 11 at 3:06pm

SNEAK PEEK: Watch, Read, and Listen in our planned consumer app – We're crowdfunding it with our Reg A+ IPO. You can invest by signing up today.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/ .../000114420416.../v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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NewsBeat Social
April 11 at 3:06pm

SNEAK PEEK: Watch, Read, and Listen in our planned consumer app – We're crowdfunding it with our Reg A+ IPO. You can invest by signing up today.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/ .../000114420416.../v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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NewsBeat Social
April 11 at 3:06pm

SNEAK PEEK: Watch, Read, and Listen in our planned consumer app – We're crowdfunding it with our Reg A+ IPO. You can invest by signing up today.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/ .../000114420416.../v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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Page 107 of 133

NewsBeat Social
April 5
We plan to list NewsBeat Social on NASDAQ and are offering you a chance to invest to help us grow
READ LEGEND: nbs.io/1UeyZ9U
New App
Learn More
Scaling news gathering, including o...
Expanded Coverage
Expanding distribution to more
Like
Comment
Share

NewsBeat Social
April 5
We plan to list NewsBeat Social on NASDAQ and are offering you a chance to invest to help us grow
READ LEGEND: nbs.io/1UeyZ9U
Learn More
Expanded Coverage
Learn More
Expanding distribution to more soc...
More Channels
Launching our
Like
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NewsBeat Social
April 5
We plan to list NewsBeat Social on NASDAQ and are offering you a chance to invest to help us grow
READ LEGEND: nbs.io/1UeyZ9U
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Launching our premium subscriptio...
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Page 108 of 133

CROWD-FINANCED
NBS IPO
Invest Locally, Influence Globally
READ LEGEND: nbs.io/1UeyZ9U

NewsBeat Social

40 likes 6w

Hey, Oregon! NewsBeat Social is a Portland-based startup planning to make history as the first ever crowd-financed news agency to list on NASDAQ.

Sign up as a Prospective Investor to learn more about how you can be a part of a local growth story followed by millions worldwide. LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm No money or other

Add a comment... ooo

CROWD-FINANCED
NBS IPO
Invest Locally, Influence Globally
READ LEGEND: nbs.io/1UeyZ9U

NewsBeat Social

40 likes 6w

661424/000114420416085843/v432385_partiiandiii.htm No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Add a comment... ooo

Page 109 of 133

NewsBeat Social
April 11 at 3:29pm ·

NewsBeat Social is breaking new ground by giving our audience an opportunity to invest in our upcoming RegA+ IPO. But we didn't stop there. We're also one of the first crowdfunded IPOs that plans to list our shares on NASDAQ, the world's second largest stock exchange. That means that, if our IPO and listing are successful, you'll be able to trade your NewsBeat shares on the NASDAQ market. Sign up to invest today at newsbeatsocial.com/IPO.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWDFUNDED
NBS IPO
PLANS TO LIST ON
NASDAQ
TICKER: NEWZ
READ LEGEND: nbs.io/1UeyZ9U

YOU CAN INVEST IN NEWSBEAT SOCIAL

Learn more about investing in our upcoming IPO

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Page 110 of 133

NewsBeat Social
April 11 at 3:32pm ·

Hey, Oregon! NewsBeat Social is a Portland-based startup planning to make history as the first ever crowd-financed news agency to list on NASDAQ.

Sign up as a Prospective Investor to learn more about how you can be a part of a local growth story followed by millions worldwide.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/ .../000114420416.../v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWD-FINANCED
NBS IPO
Invest Locally, Influence Globally
READ LEGEND: nbs.io/1UeyZ9U

You Can Invest in NewsBeat Social

Learn more about becoming a Prospective Investor

IPO.NEWSBEATSOCIAL.COM

Sign Up

Page 111 of 133

CROWDFUNDED
NBS IPO
NewsBeat Social
315 likes
In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.
Log in to like or comment.

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CROWDFUNDED
NBS IPO
NewsBeat Social
344 likes
In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.
Log in to like or comment.

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CROWDFUNDED
NBS IPO
NewsBeat Social
440 likes
In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.
Log in to like or comment.

Instagram
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CROWDFUNDED
NBS IPO
NewsBeat Social
1,888 likes
In December 2015, we reached 59 million people on Facebook, up 66% from the previous year. Now we plan to list the company on NASDAQ and are offering you a chance to invest to help us grow.
newsbeat yey!
I LOVE NEWS BEAT SOCIAL
What is the minimum shares and how much??
Log in to like or comment.

Page 112 of 133

NewsBeat Social
News May 17 at 4:15pm ·

Put the news back in your Facebook News Feed with NewsBeat Social. Our mission is simple - keep you informed and keep our opinions out of it. Sign up today to invest in the first crowd-financed news agency that plans to list on NASDAQ.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWD-FINANCED
NEWS
READ LEGEND: nbs.io/1UeyZ9U

You Can Invest in NewsBeat Social

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Page 113 of 133

NewsBeat Social
May 17 at 4:16pm ·

Put the news back in your Facebook News Feed with NewsBeat Social. Our mission is simple - keep you informed and keep our opinions out of it. Sign up today to invest in the first crowd-financed news agency that plans to list on NASDAQ.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/.../000114420416.../v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWD-FINANCED
NEWS
READ LEGEND: nbs.io/1UeyZ9U

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IPO.NEWSBEATSOCIAL.COM

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Page 114 of 133

NewsBeat Social
News May 17 at 4:16pm ·

Put the news back in your Facebook News Feed with NewsBeat Social. Our mission is simple - keep you informed and keep our opinions out of it. Sign up today to invest in the first crowd-financed news agency that plans to list on NASDAQ.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWD-FINANCED
NEWS
READ LEGEND: nbs.io/1UeyZ9U

You Can Invest in NewsBeat Social

Learn more about becoming a Prospective Investor

IPO.NEWSBEATSOCIAL.COM

Sign Up

Page 115 of 133

NewsBeat Social
News May 17 at 4:15pm ·

Put the news back in your Facebook News Feed with NewsBeat Social. Our mission is simple - keep you informed and keep our opinions out of it. Sign up today to invest in the first crowd-financed news agency that plans to list on NASDAQ.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWD-FINANCED
NEWS

You Can Invest in NewsBeat Social

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NewsBeat Social
News May 17 at 4:16pm ·

NewsBeat Social. No Agenda. No Sponsors. Just News.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWD-FINANCED
NEWS

Over 7,000 people have signed up to invest!

Help us achieve our goal to list on NASDAQ

IPO.NEWSBEATSOCIAL.COM

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Page 116 of 133

NewsBeat Social

Written by Riley Grubb [?] · April 18 ·

NewsBeat Social brings you one minute closer to the world

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Support Crowd-Financed News

Discover the power of one-minute news [READ LEGEND: nbs.io/1ue9zyu]

IPO.NEWSBEATSOCIAL.COM

Sign Up

Page 117 of 133

NewsBeat Social

News April 18 at 11:22am ·

NewsBeat Social brings you one minute closer to the world

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/.../000114420416.../v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Support Crowd-Financed News

Discover the power of one-minute news [READ LEGEND: nbs.io/1ue9zyu]

IPO.NEWSBEATSOCIAL.COM

Sign Up

Page 118 of 133

NewsBeat Social

April 20 at 8:52am ·

NewsBeat Social brings you one minute closer to the world

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/.../000114420416.../v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Support Crowd-Financed News

Discover the power of one-minute news [READ LEGEND: nbs.io/1ue9zyu]

Sign Up

Page 119 of 133

NewsBeat Social
April 18 at 11:22am ·

NewsBeat Social brings you one minute closer to the world

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Support Crowd-Financed News

Discover the power of one-minute news [READ LEGEND: nbs.io/1ue9zyu]

Sign Up

Page 120 of 133

NewsBeat Social
April 18 at 11:22am
WATCH: Here's the moment Memphis Zoo's baby orangutan meets his mom #NewsBeatUS
NBS IPO
Sign up today to invest
NewsBeatSocial.com/IPO
READ LEGEND: nbs.io/1UeyZ9U
NewsBeatUS
Baby Orangutan Meets Mom
MEMPHIS ZOO
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8.4K Views

NewsBeat Social
April 20 at 2:07pm
Snake-like robot could be slithering solution to seabed inspections #NewsBeatScienceTech
NewsBeatScienceTech
NBS IPO
Snake-Like Bots to Cut Costs
MOLLY RIEHL
Imagine - You're taking a dip in the ocean, and you see this guy slinking around nearby.
YOUTUBE/KONGSBERG GRUPPEN
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24K Views
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Page 121 of 133

NewsBeat Social
April 13 at 1:12pm

Like Page

Hey, Oregon! NewsBeat Social is a Portland-based startup planning to make history as the first ever crowd-financed news agency to list on NASDAQ.

Sign up as a Prospective Investor to learn more about how you can be a part of a local growth story followed by millions worldwide

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

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NewsBeat Social
April 15 at 11:32am

Like Page

Hey America! NewsBeat Social is a Portland-based startup planning to make history as the first ever crowd-financed news agency to list on NASDAQ.

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LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWD-FINANCED
NBS IPO
Invest Locally, Influence Globally

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Page 122 of 133

NewsBeat Social
April 28 at 4:43pm ·

Hey, Oregon! NewsBeat Social is a Portland-based startup planning to make history as the first ever crowd-financed news agency to list on NASDAQ.

Sign up as a Prospective Investor to learn more about how you can be a part of a local growth story followed by millions worldwide

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/.../000114420416.../v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

READ LEGEND: nbs.io/1ueyZ9u

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Page 123 of 133

NewsBeat Social
May 17 at 4:15pm ·

Got a minute? Watch while you wait

Put the news back in your Facebook News Feed with NewsBeat Social. Our mission is simple - keep you informed and keep our opinions out of it. Sign up today to invest in the first crowd-financed news agency that plans to list on NASDAQ.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/.../000114420416.../v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

[READ LEGEND: nbs.io/1ueyz9u]

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Page 124 of 133

NewsBeat Social
April 11 at 4:11pm

Like Page

SNEAK PEEK: Watch, Read, and Listen in our planned consumer app – We're crowdfunding it with our Reg A+ IPO. You can invest by signing up today.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/ …/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

READ
READ LEGEND: nbs.io/1UeyZ9U

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NewsBeat Social
April 11 at 3:30pm

Like Page

SNEAK PEEK: Watch, Read, and Listen in our planned consumer app – We're crowdfunding it with our Reg A+ IPO. You can invest by signing up today.

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/ …/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

LISTEN
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Page 125 of 133

NewsBeat Social
April 22 at 11:56am

NewsBeat Social brings you one minute closer to the world

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/ …/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWD-FINANCED
NBS IPO
EXPANDING OUR
UNITED STATES
COVERAGE
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Support Crowd-Financed News

Discover the power of one-minute news [READ LEGEND: nbs.io/1ue9zyu]

NewsBeat Social
April 22 at 11:56am

NewsBeat Social brings you one minute closer to the world

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/ …/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWD-FINANCED
NBS IPO
EXPANDING OUR
UNITED STATES
COVERAGE
READ LEGEND: nbs.io/1UeyZ9U

Support Crowd-Financed News

Discover the power of one-minute news [READ LEGEND: nbs.io/1ue9zyu]

Page 126 of 133

NewsBeat Social
April 21 at 3:12pm

NewsBeat Social brings you one minute closer to the world

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWD-FINANCED
NBS IPO
EXPANDING OUR
UNITED STATES
COVERAGE
READ LEGEND: nbs.io/1UeyZ9U

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Discover the power of one-minute news [READ LEGEND: nbs.io/1ue9zyu]

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NewsBeat Social
April 22 at 11:56am

NewsBeat Social brings you one minute closer to the world

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWD-FINANCED
NBS IPO
EXPANDING OUR
UNITED STATES
COVERAGE
READ LEGEND: nbs.io/1UeyZ9U

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Page 127 of 133

NewsBeat Social
Written by Adam Butler · April 22 ·

Hey, America! NewsBeat Social is a Portland-based startup planning to make history as the first ever crowd-financed news agency to list on NASDAQ.

Sign up as a Prospective Investor to learn more about how you can be a part of a local growth story followed by millions worldwide

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

CROWD-FINANCED
NBS IPO
Invest Locally, Influence Globally
READ LEGEND: nbs.io/1UeyZ9U

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Page 128 of 133

NewsBeat Social
May 17 at 4:15pm ·

Who owns your news?

We want to grow independently, not with old media. Our mission is simple - keep you informed and keep opinions out of it. We plan to be the first crowd-financed news agency to list on NASDAQ

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/ .../000114420416.../v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

1. All numbers as of December 2015.

2. Engagement rate is the percentage of people who saw a NewsBeat Social Facebook post that viewed, liked, shared, clicked or commented.

who owns your news?

Over 9,000 people have signed up to invest!

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Page 129 of 133

NewsBeat Social
May 13 at 2:19pm ·

Who owns your news?

NewsBeat Social want to grow independently, not with old media. Our mission is simple - keep you informed and keep opinions out of it. We plan to be the first crowd-financed news agency to list on NASDAQ

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/…/000114420416…/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

1. All numbers as of December 2015.

2. Engagement rate is the percentage of people who saw a NewsBeat Social Facebook post that viewed, liked, shared, clicked or commented.

CROWD-FINANCED
News
READ LEGEND: nbs.io/1uey9zu

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Page 130 of 133

EXAMPLE OF A NEWS REPORT WITH 3-SECOND INTRO ANNOATION AND "NBS IPO" LOGO PERSISTENT THROUGHOUT REPORT.

NBS IPO
Sign up today to invest
NewsBeatSocial.com/IPO
READ LEGEND: nbs.io/1UeyZ9U
NewsBeatNature
Cambodia Wants Tigers Back
WILDLIFE ALLIANCE

NewsBeatNature
Cambodia Wants Tigers Back
NBS IPO
FLICKR/PHALINN OOI

EXAMPLE OF WEBISTE LINK APPEARING IN SOCIAL MEDIA

NewsBeatSocial
Reg A+ IPO
NewsBeat Social has filed for a Regulation A+ IPO
(IMPORTANT: nbs.io/21lmPat) NewsBeat Social, the one-minute video news agency, is the first company with a monthly reach of 59 million people on Facebook to file for an IPO under the SEC's new Regulation A+ with plans to list on NASDAQ.
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(LEGAL LEGEND: nbs.io/1UeyZ9U) NewsBeat Social, the one-minute video news agency, is the first company with a monthly reach of 59 million people on Facebook to file for an IPO under the SEC's new Regulation A+ with plans to list on NASDAQ.
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--- --- --- END OF FACEBOOK & INSTAGRAM MARKETING RELATING TO THE OFFERING --- --- ---

Page 131 of 133

GOOGLE DISPLAY AD AS IT RELATES TO THE OFFERING. LEGEND LINK NOT ALLOWED IN AD FORMAT. WHEN USER CLICKS ON AD, TAKEN TO A PAGE WITH THE FULL LEGEND TEXT IN FOOTER OF PAGE, AS SHOWN BELOW.

Side ad
NewsBeat Social
newsbeatsocial.com
One Minute News
Global-Social-Mobile
Top ad
NewsBeat Social
newsbeatsocial.com
One Minute News Global-Social-Mobile

Side ad
Invest in NewsBeat Social
newsbeatsocial.com/IPO
One-Minute Video News
Reg A+ IPO Signup Now [READ LEGEND]
Top ad
Invest in NewsBeat Social
newsbeatsocial.com/IPO
One-Minute Video News Reg A+ IPO Signup Now [READ LEGEND]

LEGAL LEGEND: An offering statement relating to securities of NBS has been filed with the Securities and Exchange Commission but has not yet become qualified. These securities may not be sold nor may offers be accepted prior to the time the offering statement becomes qualified. You may obtain a copy of the most recent version of the preliminary offering circular by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1661424/000114420416085843/v432385_partiiandiii.htm

No money or other consideration is being solicited in connection with this information, and if sent in response, will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is qualified pursuant to Regulation A of the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any person's indication of interest involves no obligation or commitment of any kind. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by law.

Page 132 of 133

INVESTOR VIDEO SCRIPT. FULL LEGAL LEGEND APPEARS AT END OF VIDEO.

BEHIND THE SCENES AT NBS HQ
CROWDFUNDED
NBS IPO

For NewsBeat Social, I'm Molly Riehl. Hi there. Want a behind the scenes tour of our news agency? Good, I'm excited to take you. We started NewsBeat three short years ago, and have since grown to more than 2.8 million Facebook fans. We have 21 journalists gathering 50 video news reports a day from around the world all for less that $100 dollars a report. I should start by taking you to where it all begins: the newsroom. Oh hey Molly. Hey Christelle. The studio is all yours. Great, thanks. How are things looking today, Cambrie? Its a busy day in news, and there is only so much we can do without more journalists. We're at capacity. Even with our field reporters? Yeah, even David Folk Thomas in New York City is maxed out – but this should be pretty handy. Oh thats right, I heard the team was working on that, its a virtual newsroom app, sort of like an Uber for journalists, right? Yeah, right, right. So here's a report that needs to be done, and we just don't have the journalists staffed here to cover it. Now the report has been added to the network and is available to be picked up at any moment by one of our verified journalist around the world – and they get paid for each report they submit. Hey, Molly, want to see how that SpaceX edit turned out? Of course, Simon. Lets have a look. Pretty cool they landed it. Nice job on this read too. Thank you. Hey Molly, bring your tour over here. I want to show them what we're doing on social. Today, you can get our news through social media. Facebook, Instagram, Twitter, and YouTube. And, we're thinking about launching into new channels here soon. Like Snapchat, WhatsApp, Messenger, and more. And, even a NewsBeat App. Hey Geoff. Hey. Show this folks what I'm talking about. Yeah. Sure. Later this year, we're launching our own consumer app. It will let you personalize your NewsBeat experience based on your location, your interests, and your preferences. With it, you'll be able to watch, read, or even listen to your own personalized news feed without any ads or clutter, all for just $1.99 USD a month. DRONE BUZZING. Oh. That's Stanley Fields, our founder. He's always looking for the next big thing for us to do in news. There's so much innovation in the news business today. Here, hold this. I started NewsBeat Social because I wanted objective video news. The size of this audience tells me you want it too. I'm so proud of the team we've built at NewsBeat Social. This IPO is going to allow us to to expand greatly beyond 50 news reports a day and launch our news apps. Hey Molly, we need you back in the studio. You got to go. Thanks for stopping by. Thanks again for coming by. And for continuing to give me just a minute of your time.

Page 133 of 133

Investor Presentation

01 – 02: Introduction

During my career, I’ve been fortunate to work with a lot of companies going through digital disruption. From advising brick and mortar retailers on e-Commerce at the Boston Consulting Group, to working at Sony during on the digital music transition, to more recently at DISH Network working on unbundling big cable packages with the launch of SlingTV. And now, I’m excited to be in the middle of another massive industry transition – this time in the news business.

My name is Geoff Campbell, I’m the President of NewsBeat Social. Today I’ll talk to you about our perspectives on the future of news industry and why NewsBeat Social is well positioned to be the next leading global news agency, and about the Regulation A+ IPO process we’re running to access our next round of growth capital.

NewsBeat Social is a one-minute video news agency that separates reporting from analysis and opinion. We cover the what, the where the who and the when of news report, regardless of what kind of topic we’re covering – from politics to science and technology to nature to entertainment. We distribute our news through social media platforms and we’ve optimized our product for mobile consumption.

LEGAL LEGEND: 5 Seconds

3. Investment Highlights

The $174 B global news market is transitioning from broadcast formats like television, newspapers and magazines to socially delivered news where the story is the unit of distribution.

Over the last three years, NewsBeat Social has built a high growth, high volume news agency. Last year alone we did over 11,000 news reports that were viewed nearly 350M times and a Facebook audience of over 2.8 million fans.

A critical success factor for NewsBeat Social is we’re able to generate this level of audience at a cost that’s 5 to 25 times less expensive than traditional television news.

Part of the reason is because we take advantage of everything the internet has to offer, in terms of how we gather information about the news, in terms of how we distribute our news product.

In addition, because we only do the news reporting, the what, the where, the who and the when, we don’t need expensive staff on hand to be able to provide the why, the opinion, and the analysis behind our news product.

We’ve built an operating model that can be scaled quickly to move beyond our current capacity of 50 news reports a day across 21 newsroom employees, and new distribution channels like Snapchat, WhatsApp and Messenger, provide us with new avenues for us to deliver news.

On the revenue side, the company offers brands an ability to get in front of their target customer on social media, using our brand safe news reports as the hook for engagement. Combining the targeting of social media with our news and existing advertiser spots, we can drive ROI improvements for the advertiser vs traditional video advertising on social. We also plan on launching a paid consumer app and executing against syndication opportunities.

Finally, we’ve assembled an experienced management team composed of entrepreneurs and senior industry executives who have managed other companies through industry transitions before.

4. Offering: Reg A+ IPO

We’re in the process of completing a Regulation A+ IPO. We’ve applied to list on NASDAQ under the ticker NEWZ and plan on raising up to $50M in the offering.

Proceeds will be used to build advertising and subscription revenue while continuing to expand our news gathering and distribution capacity. All of our existing shareholders will have a lock up period for 180 days and our lead bookrunner is WR Hambrecht & Co. We expect to price the offering June.

5. Lessons learned from technology distribution in the music industry:

I mentioned my experience at Sony during the transition of the music industry to digital. What I experienced there I think can be very instructive about what’s happening in the news industry today and can give us some clues about how the industry may evolve in the future.

Before I arrived at Sony, the music industry had built an incredible business around a shiny piece of plastic called the CD. Packaged media formats like the CD forced consumers to purchase all the songs on the CD, not just the songs they wanted. This meant that consumers were spending a lot of money on songs they actually didn’t want – but they really didn’t have another choice. This also limited the amount of music consumption – since consumers really needed to decide if they wanted to shell out the $20 for the CD.

But with the advent of the MP3 player (and most notably the iPod) consumers began to ‘rip’ their CD collections to their computers to take their music on the go. And that’s when a few enterprising Seans (mainly Sean Fanning and Sean Parker) came up with an idea to link user computers together so they could share their libraries. And Napster was born.

Aside from offering free music, Napster also allowed consumers to just select the songs they wanted. And with that music consumption began to expand, but industry revenues began to fall. I recall at the time there were people within Sony who felt that the recorded music industry was finished.

The advent of Napster caused the music industry to take, what I call a series of anti-consumer steps. The first one is the industry decided they would sell a la carte songs to consumers, but not without wrapping the music with complicated digital rights management software. Effectively if you bought music, you could do less with it, than if you had stolen it. The other thing the industry started to do is sue its consumers through its trade association, the RIAA. None of these actions worked.

What did work is a few companies understanding that even though music was freely available anywhere, the consumer experience still was broken. It was hard to discover, or search for new music, the quality was wildly inconsistent between users, and viruses and spoof files permeated P2P file sharing networks.

Companies like iTunes, Beats, Spotify and Pandora realized that by completely redefining the value proposition for the music consumer and focusing on delivering a better consumer experience, they could get paying (and/or ad supported) customers to adopt their platforms. And new billion dollar music distributors were born.

The per unit economics are completely different in the music industry than during the $20 CD days, but some of that has been made up by a massive expansion in the amount of consumption of music, and the music industry is on the road to recovery.

6. The news industry is arriving at its “Anti-Consumer” moment

Now let’s look at the news industry. The news industry, like the music industry built a very successful business around packaged media formats like newspapers and magazines. I still get the Wall Street Journal as a paper every morning, and as a Journal subscriber I read about 10% of the content in that newspaper everyday. But I’m still paying its full subscription and I’m still exposed to all it’s advertising. I’m basically buying a packaged media product where most of the content, I don’t even want.

This time the disruptor is social media, and more specifically Facebook. Facebook is so good at bringing consumers the news they want, that now nearly 45% of all US adults say they get at least some of their news through Facebook, up from 30% just two years earlier.

And among NewsBeat Social’s target audience, Millennials, this number nearly doubles to 88%. And that makes sense, Facebook is a personalized experience that can draw from a vast amount of my information, to bring me only the news I want, from a vast amount of sources.

But similar to the music industry transition from the CD to the song, the news industry is dealing with the same transition from the publication to the individual story. The story is what the news consumer ultimately wants, and is now the unit of distribution on social. This has broad implications on news brands and product formats. Consumers will need to know what to expect from a news story without the broad wrapper of a publication.

So what’s been the response? A series of actions from the industry that have nothing to do with improving the news consumer experience. A few of my favorites: paywalls – this is basically the same model as before except you get a few free articles every month before needing to buy the entire thing; sensational news headlines – ever clicked on a headline on social media to be brought to news content that doesn’t even resemble the headline in the first place? That’s just an attempt to generate clicks and ad dollars. How about really aggressive pop up advertising? I can’t tell you how many times I visited a website to hear a video start playing somewhere in the background after I started reading an article, or an aggressive pop up ad takes over my entire screen and I struggle to even find how to close it to continue consuming my news.

And my favorite – sponsored or paid news. This one of the fastest growing areas of the news market, where an advertiser works with a news agency, to create what looks like a news report, but is actually a commercial. And consumers don’t like that. When polled by a market research company, 62% of consumers said that when a news brand in particular, does paid or sponsored news, it erodes their trust in the news brand. Basically news brands today are trading on their brand value, to generate income. My bet is none of this will work in the long term. What will work is a complete redefinition of the value proposition for news for the news consumer, and the opportunity is to stop doing all the things to the news consumer that industry is doing to them today that they don’t like.

Focusing on delivering a better news experience, means you need to dramatically change the cost structure for gathering and distributing news. We’ve been doing this at NewsBeat Social for the last three years.

7. $174 B global news market is transitioning

Our success over the past 3 years has been driven our product and some major drivers in the marketplace that are fundamentally changing the ways in which consumers consume news.

Social media is here to stay and by 2020 it’s projected there will be over 2.4 billion social media users worldwide, most of them accessing their accounts through mobile phone.

Mobile broadband connections are growing even faster, with nearly 3.2 billion mobile broadband connections expected by 2020.

And finally, NewsBeat Social’s advertising business is at the intersection of some of the highest growth areas of the digital advertising market – social media advertising and digital video advertising, which are both expected to grow at 18% and 40% respectively.

Those drivers, along with our product, have contributed to our high growth rate over the last 3 years.

Views of our news reports have grown from 12 M in 2013 to 349M last year. We’ve gathered and distributed over 30,000 news reports – and all for under $100/report. For us a measure of quality is what % of people who have an opportunity to watch our news, actually do? That’s our engagement rate. We nearly doubled this year over year with over 15% of potential viewers actually watching at least one of our news reports each month. And our reach continues to grow, nearly doubling year over year in the month of December 2015 to nearly 60 million people.

8. Competitive Positioning

NewsBeat Social feels more like a video first version of the Associated Press than another kind of news provider like NBC, Fox or VICE.

By focusing on the reporting side of news, we can gather and distribute our news at lower cost and in the process, allows us to offer a better news product to news consumers – because we simply don’t have to do the same level of monetization as traditional news players do in order to have a successful business.

Overview of NBS news gathering and distribution

Our newsroom looks like a very typical newsroom. Our team arrives in the morning and determines what are the news reports we need to do today for our target market. Those reports are then assigned to teams of journalists that work together to compile an original news report that’s written, then read in front of a green screen by an anchor, video journalists then work to pull together b-roll and image assets to complete the news report, that goes back to an assignment editor for approval, and then through to our distribution team, that manages our effective distribution through the various social channels we support.

Our team focuses on the value added part of the journalism business – fact checking the details and consolidating information into our own product format. All news breaks on the internet today through platforms like Twitter and Facebook – there’s no longer a need for news desks all over the world to find out what news is happening there. And distribution of news no longer requires Satellite trucks or printing presses – Facebook and other social platforms offer distribution for free.

Our expansion plans for the newsroom involve investments in news gathering capacity and investments in new channels of distribution.

9. Expanding News Gathering:

Today our team runs 1 shift a day, 5 days a week, we’re able to generate over 50 news reports a day, all for less than $100 per report. We also have remote reporters in Washington D.C., New York City and Manila.

Tomorrow, we want to move to a 3 shifts a day, 7 days a week, expand the number of field reporters we have to major urban areas around the world, and extend our workflow further to execute what we like to call an Uber model for journalists.

In this model, journalists can train up and become a part of our news gathering system. When our team decides there’s a news report to do, an alert will go out to the network to see if there’s capacity to pick up the report. These reporters may be close to the location that a news report is breaking so with a few hours on their hands, can visit the location, shoot b-roll with their phones and gather information in our news format. These journalists would be paired with a full time employee at first, being mentored and trained on our product format to control quality and receive ratings on their news reporting, similar to a way an Uber driver gets reviewed by their customers. Over time, the system would allow remote reporters to partner with other remote reporters on a news story, virtualizing part of our news gathering capacity.

While this extension will further lower costs and improve quality with on-site footage, the most important part of this model is flexible newsroom capacity.

When I drive to work in the morning, I listen to local radio news. And somedays it’s great, it’s local, it’s relevant to me and my family where I work and where I live. But other days, it’s terrible. And the reason that happens is because there are people, full time people, working as journalists in those environments, and when it’s a slow news day, they basically need to invent news. They need to fill their quota, they need to fill up a newspaper, they need to fill up a radio station. By having flexible capacity in the news room, it means that at NewsBeat Social, we will only do just the news. So if it’s a busy news day we can do more reports, if it’s a slow news day we can do less. But what’s important is that a NewsBeat Social story will always be a news report.

10. NBS Millennials

I mentioned our target audience is Millennials. 88% of Millennials say they get at least some of their news through Facebook. That’s twice the American adult average. Millennials spend almost 26 hours a month on Facebook’s mobile app and they consume news from at least 3 different social platforms.

When our audience sends us comment, their feedback is consistent – thank you for just doing the news. I think they mean they appreciate that we aren’t trying to tell them how to feel about the news, or what to think about the news, just giving them the information in an easy to understand and condensed manner that let’s them be informed without being messaged.

11. Distribution

We are already on the largest social platforms where Millennials consume news. But there’s lots of places for us to grow.

The size of the bubble indicates monthly active unique users, while the % indicate what % of Millennials say they get their news through these various platforms. Facebook and YouTube are the top channels followed by Instagram and Twitter. But there’s a growing opportunity for us to develop our news for additional channels with a focus on messengering apps like Snapchat, Whatsapp and Messenger.

Finally, we plan on offering a consumer subscription to our news. We believe most news apps fail because they don’t offer anything different to their customers that they can get from social or websites. For $1.99 a month, which is over 7x cheaper than an US daily newspaper, we will offer our users a personalized news feed of NewsBeat reports based on their interests, location and preferences, with no ads or clutter. With the app users will be able to watch, read or listen to our news. Our news process creates all 3 of these media forms – and inside our app, our users can choose which form they want based on their environment.

Our app will be designed around your morning commute – so you can watch your news while your breakfast and then switch to audio mode when you’re in your car.

12. NBS Ad Model

Our advertising model combines the best parts of broadcast news advertising with social media.

With broadcast TV news, traditional advertisers have historically had some concerns. They love that news brings something new every day, so people tune in frequently. And they love that they can use regular commercial spots to get their message across. The problem is you have to advertise to the news publishers audience, and it’s possible that your commercial might come right before or after a news thorny news topic like terrorism, crime, or politics.

On the social media side, advertisers love the audience targeting capabilities. But to be on social media, you need to have engaging content. That old car commercial just won’t get engagement on social media and Facebook and others, they simply won’t subject their users to it if it’s not getting engagement. It would be like a TV network rejecting an ad buyer because their commercial wasn’t good enough. So a new kind of marketing’s been created to get in front of users on social media. It’s called native or sponsored content. It can be incredibly engaging, but there are some problems with it. Most consumers can’t actually identify the sponsor for a native ad. And because it’s well distributed on social media, it has a short shelf life. It means brands need to continually invest to continually create new native content to feed the social machine.

The NewsBeat Social model lets brands use their existing creative and wrap that around our brand safe news reports targeted at their audiences on social media. Brands can now buy the news stories that they want to buy around, rather than risk being associated with a bad news report and can target those news stories with commercials to the audience they want to speak to. And because news is fresh and engaging every day with people wanting to watch, comment and share news that affect them – there’s always a new reason to watch – even if the ad creative stays the same.

This product should be especially attractive to mid-market brands who simply don’t have the budgets to be building a new set of creative for social media, a new set of native content, but they do need to be in front of their audiences on social.

What’s also interesting here is that we aren’t selling advertisers access to the NewsBeat Social audience. We’re in fact selling advertisers access to the top performing content, as identified by the NewsBeat Social audience. The audience for NewsBeat Social helps identify for brands which are the right news reports to partner with, that will get the most distribution on social, and that will lower their cost per view.

13. Revenue Summary

In summary, NewsBeat Social will generate revenue just like any other news publisher – through advertising and subscriptions.

On the advertising side, NewsBeat Social will work with brands directly on the ad model we outlined. In addition, there’s additional revenue upside from indirect advertising. YouTube today shares revenue with video publishers. Facebook announced last July they plan on doing the same.

On subscriptions, there are two parts: syndication and consumer app. On syndication, We’ve had interest from other publishers to license our news. Since our news provides only the what, where, who and when of a news report, it can be a great compliment for someone who is providing analysis and opinion but wants a short mobile friendly news video to accompany it. And finally we plan on launching our new subscription app later this year.

14. Management Team

We’ve built an incredible management team here at NewsBeat Social. Mary Nickerson is our CMO, she just joined us recently last year. She is the marketing executive that brought the Toyota Prius to the United States, and is responsible for one of the largest innovations in the automotive space in many years. She also has deep connections into the automotive advertising space.

Reese Schonfield, the co-founder of CNN and of the Food Network, is also an advisor to the company who has helped shape our company from the beginning. He likens the transition to digital news as the same kind of news revolution that happened with cable news. Victoria Pope, is an advisor to the company, the former managing editor of US News and World Report, works with us to help screen our senior journalists and advises us on journalism practices broadly.

15. KPIs

We manage the business week to week on three main KPIs. The volume of our news and the volume of our audience, the cost of each news report, and quality as measured by the engagement rate. Revenues are composed of the 4 segments we discussed, and costs are mainly driven by newsroom staffing, and audience development.

16. Financial History

Over the past three years, we’ve been focused on improving our newsroom processes, and growing our news audience.

We have generated some limited advertising revenues from pilot clients. We pursued these to understand how to best execute our advertising product and the experience gives us confidence in our ability to execute a compelling advertising model. During our period of growth, our cost per story has remained consistent and our current monthly burn running is ~$200k a month.

To date, approximately $7M in cash and $10M in services has been invested in the company.

17. Use of Proceeds

Assuming we raise $37.5M in our IPO, we plan on spending that money across four key segments to develop the business further.

News gathering expansion is the largest investment area with $12.9M planned to grow the newsroom over the next three years. $3.3M is slotted to expand distribution to new channels for our news. A total of $8.8M is planned for revenue generating activities including $5.1M for development of premium subscription services including the consumer app and the syndication businesses and $3.7M for expansion of our direct advertising business line.

Management will continue monitor the success on the revenue side of the business before we invest too much in news gathering and distribution. It will be critical that we see the success that we need on the revenue side before we add too much burn and too much cost in the newsroom.

18. Road to NASDAQ:

On March 3rd we filed with the US SEC our Form 1A for our Regulation A+ IPO. We’re now in the pre-qualification period. We’re speaking to banks and institutions about investment as well as our crowd.

Post qualification from the SEC, the company will begin to confirm investments from which will be held in ESCROW until the company has achieved at least the minimum required to complete the offering. This is planned to take several weeks to allow for conversion of as much investment from individuals in the audience as possible. Management will then make a decision about when to close the offering and if we have raised a sufficient amount, we will qualify for NASDAQ and can list on the next day.

19. Investment Summary:

It’s an exciting time to be in the news business. The $174 billion global news industry is in transition, and NewsBeat Social is well positioned to take advantage of this opportunity.

We have built a scalable model for news gathering and distribution that can be expanded with the proceeds from the offering, including the launch of our Uber-model for journalists to further enhance our cost position and give our newsroom flexible capacity. These investments in growth will be matched by revenue generating activities on advertising and subscriptions.

When industries go this kind of transition, it creates all sorts of opportunities for new innovators to enter an industry and to thrive. 2 billion people will come online in the next decade, and they’re going to be coming online through social media on their mobile devices, and they’re all going to want news. NewsBeat Social’s operating model and track record to date, put us on track to be the next global digital news agency. Thank you very much.